UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN
PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CNL STRATEGIC RESIDENTIAL CREDIT, INC.

(Exact name of registrant as specified in its charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CNL STRATEGIC RESIDENTIAL CREDIT, INC.

CNL Center at City Commons

450 South Orange Avenue, Suite 1400

Orlando, Florida 32801

September 9, 2026

Dear Fellow Stockholders:

We invite you to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of CNL Strategic Residential Credit, Inc. (“we,” “us,” “our,” and the “Company”), which will be held on November 18, 2026 at 2:00 p.m., Eastern Time, at the principal offices of the Company located at CNL Center at City Commons, 450 South Orange Avenue, 14th Floor, Orlando, Florida, 32801.

At the Annual Meeting, you will be asked to consider and vote upon proposals relating to the election of five directors on our board of directors (the “Board”) and a proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2026. The proposals you will be asked to consider at the Annual Meeting are detailed briefly below and are explained in more detail in the enclosed Notice of Annual Meeting and proxy statement. At the Annual Meeting, you will be asked to consider and vote upon the following proposals:

●

Proposal No. 1: The election of Messrs. Chirag J. Bhavsar, Peter J. Troisi, Mark D. Linsz, Scott T. Boyd, and Jack D. Howard, Jr. to the Board for a term expiring at the 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified; and

●	Proposal No. 2: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2026.

Whether or not you attend the Annual Meeting, it is important that your shares of common stock of the Company (the “Shares”) be represented and voted at the meeting. Therefore, we urge you to promptly vote and submit your proxy via the Internet, by phone, or by signing, dating, and returning the enclosed proxy card or voting instruction form in the enclosed envelope. If you attend the Annual Meeting, you can vote in person, even if you have previously submitted your proxy. Your vote and participation in the governance of the Company are very important to us.

On behalf of the Board, we would like to express our appreciation for your investment in the Company. We look forward to greeting as many of you as possible at the Annual Meeting.

Sincerely,

/s/ Chirag J. Bhavsar
Chirag J. Bhavsar
Chief Executive Officer

YOUR VOTE IS IMPORTANT

PLEASE SUBMIT YOUR PROXY PROMPTLY

Please help reduce corporate expenses by submitting your vote via the Internet at www.proxyvote.com.

CNL STRATEGIC RESIDENTIAL CREDIT, INC.

CNL Center at City Commons

450 South Orange Avenue, Suite 1400

Orlando, Florida 32801

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

Date:	November 18, 2026

Time:	2:00 p.m., Eastern Time

Place:	CNL Center at City Commons 450 South Orange Avenue, 14th Floor Orlando, Florida 32801

Record Date:	September 8, 2026. Only stockholders of record at the close of business on the record date are entitled to receive notice of, to attend, and to vote at the Annual Meeting.

Items of Business:	•To elect five directors to serve on the Board for a term expiring at the 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

•To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2026.

•To transact other business that may properly come before the Annual Meeting or any postponement or adjournment thereof.

Proxy Voting:

Important. Please authorize a proxy to vote your Shares promptly to ensure the presence of a quorum at the Annual Meeting. You may authorize a proxy to vote your Shares now via the Internet. Submitting your proxy now will not prevent you from voting your Shares in person at the Annual Meeting, as your proxy is revocable at your option.

For Assistance. If you have any questions or need assistance voting, please call our proxy solicitor, Broadridge Investor Communication Solutions, Inc. at 855-332-9498.

Important notice regarding the availability of proxy materials for the Annual Meeting. The Company’s Proxy Statement, the proxy card, and the Company’s Annual Report are available at www.proxyvote.com. If you plan on attending the Annual Meeting and voting your Shares in person, you will need to bring photo identification in order to be admitted to the Annual Meeting. To obtain directions to the Annual Meeting, please call the Company at 1-866-650-0650.

By Order of the Board of Directors,

/s/ Bradley S. Yochum

Bradley S. Yochum

Secretary

Orlando, Florida

September 9, 2026

The use of cameras at the Annual Meeting is prohibited and will not be allowed into the meeting or any other adjacent areas, except by credentialed media. We realize that many mobile phones have built-in cameras; while these phones may be brought into the venue, the camera function may not be used at any time.

CNL STRATEGIC RESIDENTIAL CREDIT, INC.

CNL Center at City Commons

450 South Orange Avenue, Suite 1400

Orlando, Florida 32801

2026 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On November 18, 2026

PROXY STATEMENT

GENERAL

CNL Strategic Residential Credit, Inc. (the “Company”) has made these proxy materials available to you on the Internet or has delivered printed versions of these materials to you by mail in connection with the solicitation of proxies by the board of directors of the Company (the “Board”) for use at the 2026 Annual Meeting of Stockholders to be held on November 18, 2026, at 2:00 p.m., Eastern Time, and any postponements or adjournments thereof (the “Annual Meeting”). The Annual Meeting will be held at the Company’s principal offices located at CNL Center at City Commons, 450 South Orange Avenue, 14th Floor, Orlando, Florida, 32801. You are invited to attend the Annual Meeting and requested to vote on the proposals described in this proxy statement (this “Proxy Statement”).

The Company’s proxy materials for the Annual Meeting, including, this Proxy Statement, the Notice of 2026 Annual Meeting of Stockholders (the “Notice of Annual Meeting”), and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 30, 2026 (the “Annual Report”), are first being sent or made available to stockholders on or about September 9, 2026.

Items of Business

The Company is requesting that stockholders vote on two proposals at the Annual Meeting:

●

Proposal No. 1: The election of Messrs. Chirag J. Bhavsar, Peter J. Troisi, Mark D. Linsz, Scott T. Boyd, and Jack D. Howard, Jr. to the Board for a term expiring at the 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified; and

●	Proposal No. 2: Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2026.

Record Date

Only stockholders of record as of the close of business on September 8, 2026 (the “Record Date”) are entitled to receive notice of, to attend, and to vote at the Annual Meeting and all postponements and/or adjournments of the Annual Meeting. As of the Record Date, there were 1,349,604 issued and outstanding shares of common stock of the Company (the “Shares”) held by 196 holders of record. To the extent that Shares are held by a brokerage firm, bank and similar custodial organizations as beneficial owners on the Record Date, such beneficial owners can vote using the methods described below.

Proxy and Voting Procedures

Stockholders, regardless of class, are entitled to one vote for each Share held, and may vote in person at the Annual Meeting or by proxy in accordance with the instructions provided below.

Your vote is important. By authorizing a proxy promptly, you can save the Company the expense of a second mailing and/or additional solicitations by other means, including, in person and by telephone, facsimile, and email.

Voting by Stockholders of Record

If your Shares are registered directly in your name with the Company’s transfer agent, SS&C Technologies, Inc. (f/k/a DST Systems, Inc.), you are considered the stockholder of record with respect to those Shares, and the Notice of Annual Meeting and other proxy materials were furnished directly to you by the Company. If you are a stockholder of record, there are four ways to vote:

●

In Person. You may vote in person at the Annual Meeting by requesting a ballot when you arrive. You must bring valid picture identification such as a driver’s license or passport and may be requested to provide proof of stock ownership as of the Record Date.

●

Via the Internet. You may vote by proxy via the Internet by visiting www.proxyvote.com and entering the control number found on the proxy card. After inputting the control number, you may direct your proxy how to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions.

●

By Telephone. If you receive or request printed copies of the proxy materials by mail, you will receive a proxy card; and you may vote by proxy by calling the toll-free number and entering the control number located on the proxy card. After inputting the control number, you may direct your proxy how to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions.

●

By Mail. If you receive or request printed copies of the proxy materials by mail, you will receive a proxy card; and you may vote by proxy by filling out the enclosed proxy card and returning it in the envelope provided. Allow sufficient time for your proxy card to be timely received by 11:59 p.m., Eastern Time, the day before the cut-off date or meeting date.

To request a printed set of the proxy materials for the Annual Meeting, stockholders of record should send a written request to the Company at the following address: CNL Strategic Residential Credit, Inc., CNL Center at City Commons, 450 South Orange Avenue, Suite 1400, Orlando, Florida, 32801, Attention: Bradley S. Yochum, Corporate Secretary. Each such request must set forth a good faith representation that the person making the request was the owner of Shares as of the close of business on the Record Date.

Voting by Beneficial Owners of Shares

If your Shares are held by a brokerage firm, bank and similar custodial organizations, the proxy materials were furnished to the organization that holds your Shares. If you are the beneficial owner of Shares of the Company, there are four ways you can vote:

●

In Person. If you are the beneficial owner of Shares held by a brokerage firm, bank and similar custodial organizations and you wish to vote your Shares in person at the Annual Meeting, you must obtain a “legal proxy” from the organization that holds your Shares. A legal proxy is a written document that will authorize you to vote your Shares held by a broker or custodian at the Annual Meeting. Please contact the organization that holds your Shares for instructions regarding obtaining a legal proxy.

You must bring a copy of the legal proxy to the Annual Meeting and request a ballot when you arrive. You must also bring valid picture identification, such as a driver’s license or passport. In order for your votes to be counted, you must hand both the copy of the legal proxy and your completed ballot to a Company representative to be provided to the inspector of election.

●

Via the Internet. You may vote by proxy via the Internet by visiting www.proxyvote.com and entering the control number found on the voting instruction form. The availability of Internet voting may depend on the voting process of the organization that holds your Shares.

●

By Telephone. If you request printed copies of the proxy materials by mail, you will receive a voting instruction form; and you may vote by proxy by calling the toll-free number and entering the control number found on the voting instruction form. The availability of telephone voting may depend on the voting process of the organization that holds your Shares.

●

By Mail. If you request printed copies of the proxy materials by mail, you will receive a voting instruction form; and you may vote by proxy by filling out the voting instruction form and returning it in the envelope provided. Allow sufficient time for the proxy card to be timely received by 11:59 p.m., Eastern Time, the day before the cut-off date or meeting date.

To request a printed set of the proxy materials, beneficial owners of Shares should send a written request to the organization that holds their Shares.

Quorum; Adjournments

The holders of at least a majority of the Shares entitled to vote at the Annual Meeting must be present at the Annual Meeting for a quorum for the transaction of business. Your Shares will be counted for purposes of determining if there is a quorum, if you:

●	Are entitled to vote and you are present in person at the Annual Meeting; or

●	Have properly authorized a proxy to vote your Shares via the Internet, by telephone, or by mail.

If a quorum is not present, the chairman of the Annual Meeting may adjourn the Annual Meeting to a date not more than 120 days after the Record Date without further notice, other than announcement at the Annual Meeting, to solicit additional proxies. Any business that might have been transacted at the Annual Meeting as originally noticed may be transacted at any such adjourned meeting(s) at which a quorum is present.

Vote Required; Broker Non-Votes; Effect of Abstentions

Stockholders of Record

If you are a stockholder of record, your properly executed proxy received prior to the Annual Meeting, and not duly revoked, will be voted in accordance with your instructions marked thereon. However, if you sign and return a proxy card without giving specific voting instructions, then, the persons named as proxies will vote your Shares in the manner recommended by the Board on all matters presented in this Proxy Statement. With respect to any other business that may be properly presented for a vote at the Annual Meeting, the proxy holders will vote your Shares in such manner as they may determine in their discretion.

Beneficial Owners of Shares

If you are a beneficial owner of Shares held by a brokerage firm, bank and similar custodial organizations, you may instruct the organization that holds your Shares as to how to vote your Shares via the voting instruction form included with this Proxy Statement; all voting instruction forms timely received by the organization that holds your Shares, and not duly revoked, will be voted in accordance with the instructions marked thereon. However, if you do not provide your brokerage firm, bank and similar custodial organizations of your Shares with specific voting instructions, then, your Shares are referred to as “uninstructed shares;” and whether your broker or custodian has the discretion to vote such uninstructed shares on your behalf depends on the ballot item. Generally, the organization that holds your Shares may vote them in its discretion on “routine” matters, however the brokerage firm, bank and similar custodial organizations cannot vote uninstructed shares on “non-routine” matters, and will inform the inspector of election that it does not have the authority to vote on such matters with respect to your Shares. This is referred to as a “broker non-vote.”

Brokers and custodians cannot vote uninstructed Shares on your behalf in director elections. For your vote to be counted, you must submit your voting instruction form to your broker or custodian.

The following table summarizes the vote required for passage of each proposal, and the effect of abstentions and uninstructed shares held by a broker or custodian. While broker non-votes and abstentions will be included in the number of Shares counted as “present” at the Annual Meeting for purposes of determining whether a quorum is present, only “FOR” and “AGAINST” votes will be counted for purposes of determining the votes received in connection with each proposal.

Proposal No.	Item	Votes Required for Approval	Abstentions	Uninstructed Shares
1	Election of director nominees	Majority of votes cast	Not voted	Not voted
2	Ratification of independent auditor	Majority of votes cast	Not voted	Discretionary vote

Revocation of Proxies

You may revoke your proxy and change your vote before the proxies vote your Shares at the Annual Meeting. You may change your vote using the Internet or telephone methods described herein, prior to the applicable cutoff time before the Annual Meeting, in which case only your latest Internet or telephone proxy will be counted.

Alternatively, you may revoke your proxy and change your vote by properly signing and returning a new form of proxy dated as of a later date, or by attending the Annual Meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy, unless you properly vote at the Annual Meeting, or specifically request that your prior proxy be revoked by delivering a written notice of revocation to the Company prior to the Annual Meeting at the following address: CNL Strategic Residential Credit, Inc., CNL Center at City Commons, 450 South Orange Avenue, Suite 1400, Orlando, Florida, 32801, Attention: Bradley S. Yochum, Corporate Secretary.

Information Regarding this Solicitation

The Company is paying all costs associated with the solicitation of proxies for the Annual Meeting. The Company has retained Broadridge Investor Communication Solutions, Inc. (“Broadridge”) to assist in the solicitation of proxies at a cost that the Company anticipates will not exceed $17,709 plus the reimbursement of Broadridge’s reasonable out-of-pocket expenses.

In addition, the Company must pay brokerage firms, banks and similar custodial organizations representing beneficial owners of Shares certain fees associated with forwarding the Notice of Annual Meeting to beneficial owners, forwarding printed proxy materials by mail to beneficial owners who specifically request them, and obtaining beneficial owners’ voting instructions. The Company will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by mail, proxies may be solicited by other means, including, in person and by telephone, facsimile, and email, by Broadridge and/or by directors, officers and employees of the Company, CNL Capital Markets, LLC, CNL Securities Corp., and/or affiliates of CNL Residential Credit Manager, LLC, the Company’s Advisor (the “Advisor”), and Balbec Capital Management, L.P., the Company's Sub-Advisor (the “Sub-Advisor” or “Balbec”), none of whom will receive any additional compensation for their services.

Notice of Internet Availability of Proxy Materials

In accordance with SEC regulations, the Company has made this Proxy Statement, the Notice of Annual Meeting and the Annual Report available to stockholders on the Internet. Stockholders may (i) access and review the Company’s proxy materials, (ii) authorize their proxies, as described in “Proxy and Voting Procedures,” above, and/or (iii) elect to receive future proxy materials by electronic delivery, via the Internet address provided below.

This Proxy Statement, the Notice of Annual Meeting and the Annual Report are available at www.proxyvote.com.

Electronic Delivery of Proxy Materials

Pursuant to the rules adopted by the SEC, the Company furnishes proxy materials by email to those stockholders who have elected to receive their proxy materials electronically. While the Company encourages stockholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of annual meetings and the cost associated with the physical printing and mailing of materials, stockholders who have elected to receive proxy materials electronically by email, as well as beneficial owners of Shares held by a broker or custodian, may request a printed set of proxy materials. Instructions on how to request a printed set of the proxy materials are provided in the section entitled “Proxy and Voting Procedures.”

Where to Obtain More Information

The Company makes available free of charge on its website, www.cnlstrategicresidentialcredit.com, its Annual Report as soon as reasonably practicable after the Company electronically files the Annual Report with the SEC. A copy of the Annual Report will be furnished to stockholders, without exhibits, at no charge, upon written request to the Company at its principal executive offices: CNL Center at City Commons, 450 South Orange Avenue, Suite 1400, Orlando, Florida 32801, Attention: Bradley S. Yochum, Corporate Secretary. Upon payment of a reasonable fee, stockholders may also obtain a copy of the exhibits to the Annual Report.

DIRECTORS, CORPORATE GOVERNANCE AND EXECUTIVE OFFICERS

Information about the Board, Director Nominees and Executive Officers

The Company operates under the direction of the Board, the members of which are accountable to the Company and its stockholders as fiduciaries. The Board is currently comprised of five directors, three of whom are independent directors (as defined in the Company’s charter (as may be amended, the “charter”)), and has established an audit committee (the “Audit Committee”) comprised of independent directors and may establish additional committees from time to time as necessary. The Board has retained the Advisor and the Sub-Advisor to manage the origination, acquisition, and dispositions of the Company’s investments, subject to the Board’s supervision. In considering nominations for its directors, the Board utilizes a diverse group of experiences, characteristics, attributes and skills that the Board believes enables a director to make a significant contribution to the Board, the Company and its stockholders. These experiences, characteristics, attributes and skills, which are more fully described below, include, but are not limited to, management experience, independence, financial expertise and experience serving as a director of other entities. The Board may also consider such other experiences, characteristics, attributes and skills as it deems appropriate, given the then-current needs of the Board and the Company. Although the Board does not have any formal policy regarding the amount of diversity needed on the Board, diversity is one of the factors considered by the Board in assessing the composition of the Board.

As provided in the Company’s bylaws (as may be amended, the “bylaws”), for so long as the Advisor and the Sub-Advisor act as investment advisors to the Company, CNL has the right to designate for nomination one director for election to the Board and Balbec has the right to designate for nomination one director for election to the Board. The Board must also include three independent directors jointly designated for nomination by CNL and Balbec after consultation with each other, subject to the approval of the nomination of such independent director designees by the Board; however, in the event of a vacancy among the independent directors, the remaining independent directors shall nominate replacements for such position.

The Company currently has a five-member board. The Board may change the number of directors, but not to fewer than three directors nor, unless the bylaws are amended, more than 11. The charter provides that a majority of the Company’s directors must be independent directors. The charter defines an independent director as a director who is not and has not for the last two years been associated, directly or indirectly, with the Advisor or the Sub-Advisor. A director is deemed to be associated with the Advisor or the Sub-Advisor if he or she owns any interest (other than an interest in the Company) in, is employed by, is an officer or director of, or has any material business or professional relationship with the Advisor, the Sub-Advisor or any of their respective affiliates, performs services (other than as a director) for the Company, or serves as a director or trustee for more than three REITs sponsored or advised by the Advisor or the Sub-Advisor. A business or professional relationship will be deemed material per se if the gross revenue derived by the director from the Advisor, the Sub-Advisor or any of their respective affiliates exceeds 5% of (1) the director’s annual gross revenue derived from all sources during either of the last two years or (2) the director’s net worth on a fair market value basis. An indirect relationship is defined to include circumstances in which the director’s spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law or brothers- or sisters-in-law is or has been associated with the Company, the Advisor, the Sub-Advisor or any of their respective affiliates. The charter requires that a director have at least three years of relevant experience and demonstrate the knowledge required to successfully acquire and manage the type of assets that the Company intends to acquire to serve as a director. The charter also requires that at all times at least one of the Company’s independent directors must have at least three years of relevant real estate experience. The charter and bylaws have been ratified by the Board, including a majority of the independent directors. Copies of the charter and bylaws are posted on the Company’s website at www.cnlstrategicresidentialcredit.com.

Each director will serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualifies. Although the number of directors may be increased or decreased, a decrease may not shorten the term of any incumbent director. Any director may resign at any time or may be removed by the stockholders upon the affirmative vote of stockholders entitled to cast at least a majority of all the votes entitled to be cast generally in the election of directors. The notice of a special meeting called to remove a director must indicate that the purpose, or one of the purposes, of the meeting is to determine if the director shall be removed. Except as provided in the charter or bylaws, unless there are no directors, in which case a vacancy on the Board may be filled by the stockholders, a vacancy on the Board may be filled only by the affirmative vote of a majority of the remaining directors, even if such majority is less than a quorum.

The Board will generally meet quarterly or more frequently, if necessary, in addition to meetings of any committees of the Board described below. The directors are not required to devote all of their time to the Company’s business and are only required to devote the time to the Company’s business as their duties may require. Consequently, in the exercise of their duties as directors, the directors will rely heavily on the Advisor and the Sub-Advisor and on information provided by the Advisor and the Sub-Advisor. The directors have a fiduciary duty to the Company’s stockholders to supervise the relationship between the Company, on the one hand, and the Advisor and the Sub-Advisor, on the other hand. The Board is empowered to approve the payment of compensation to directors for services rendered to the Company.

None of the members of the Board, the Advisor, the Sub-Advisor or any of their respective affiliates may vote or consent on matters submitted to the stockholders regarding (i) the removal of the Advisor, the Sub-Advisor, any director or any of their affiliates or (ii) any transaction between the Company and any of them. In determining the requisite percentage in interest required to approve such a matter, any shares owned by members of the Board, the Advisor, the Sub-Advisor and any of their respective affiliates will not be included.

The Company’s Directors

The Company operates under the direction of the Board. The Board is currently comprised of five directors, Chirag J. Bhavsar, Peter J. Troisi, Scott T. Boyd, Jack D. Howard, Jr., and Mark D. Linsz.

The following table sets forth certain information regarding the directors as of the date of this Proxy Statement.

Name and Age of Director	Position(s) held with Company	Term of Office- Length of Time Served	Principal Occupation Past Five Years	Other Directorships held by Director During Past Five Years
Interested Director Nominee
Chirag J. Bhavsar, 57	Chairman of the Board, Director, CEO and President	May 2025 to Present (Chairman, Director and President); March 2025 to Present (CEO)	Executive officer roles for CNL Financial Group and its affiliates	Chairman of the Board of CNL Strategic Residential Credit, Inc; Chairman of the Board of Currency Exchange International Corp. Director of Cogent Bank f/k/a Pinnacle Bank

Interested Director Nominee
Peter J. Troisi, 42	Director	May 2025 to Present	Partner of Balbec	None

Independent Director Nominee
Scott T. Boyd, 71	Director	May 2025 to Present	President of Boyd Development Corporation	None

Independent Director Nominee
Mark D. Linsz, 62	Director	May 2025 to Present	Co-Founder and Senior Managing Partner, My Next Season	Director, CNL Strategic Capital, LLC

Independent Director Nominee
Jack D. Howard, Jr., 68	Director	May 2025 to Present	Owner of JDH Investments, LLC	None

The following sets forth biographical information concerning the individuals who are the directors. The biographical descriptions for each director include the specific experience, qualifications, attributes and skills that led to the conclusion by the Board that such person should serve as a director.

Interested Directors

Chirag J. Bhavsar Director since 2025 Chairman of the Board since 2025

Chirag J. Bhavsar, Chairman of the Board. Mr. Bhavsar serves as the Company’s Chief Executive Officer, President, and serves as chairman of the Board. Mr. Bhavsar also currently serves as Co-Chief Executive Officer and Co-President of CNL Financial Group, LLC (“CNL”). Mr. Bhavsar also currently serves as Chief Executive Officer of CNL Strategic Capital, LLC, a public, non-traded vehicle with a business strategy focused primarily on privately held companies managed by an affiliate of the Advisor. Mr. Bhavsar also currently serves as Chief Executive Officer and President of CNL Strategic Venture Partners, LLC managed by an affiliate of the Advisor. In addition, Mr. Bhavsar served as Chief Operating Officer and Chief Financial Officer for Corporate Capital Trust, Inc., a business development company, from January 1, 2017 until November 14, 2017. Mr. Bhavsar served as Chief Operating Officer from January 1, 2017 to April 9, 2018, Chief Financial Officer from January 1, 2017 to May 1, 2018, and as Chief Executive Officer and Chairman of the board of trustees from December 8, 2017 to April 9, 2018 of Corporate Capital Trust II, a business development company. Mr. Bhavsar has spent most of the past 15 years of his career with entities affiliated with CNL. Mr. Bhavsar has served in the roles of Executive Vice President, Chief Operating Officer, and Chief Financial Officer for Valley National Bank’s Florida Division, from 2015 to 2016, and as the Executive Vice President and Chief Financial Officer of its predecessor, CNLBancshares, Inc., from 2002 to 2015. Mr. Bhavsar is Chairman of the Board of Currency Exchange International Corp., which is a publicly traded company on the Toronto Stock Exchange. Mr. Bhavsar also currently serves as Director and President of Cogent Bank f/k/a Pinnacle Bank, which is a community bank based in Central Florida. Mr. Bhavsar received his Bachelor of Science in Accounting from the University of Florida in 1990, and received a Master of Science in Accounting from the University of Florida in 1991. Mr. Bhavsar also graduated from University of Virginia’s Banking School in 1993. He is a certified public accountant.

Mr. Bhavsar was selected as one of the directors because of his particular knowledge and experience in capital raising, particularly with regard to equity offerings and debt transactions, which strengthens the Board’ collective knowledge, capabilities and experience. In addition, the Company believes that Mr. Bhavsar’s experience is valuable to the Board in its oversight of regulatory and compliance requirements as well as its exercise of fiduciary duties to the Company and its stockholders.

Peter J. Troisi Director since 2025

Peter J. Troisi, Director. Mr. Troisi serves as a director on the Board. Peter J. Troisi was appointed Chief Executive Officer of Balbec in April 2025 after having served as the Balbec’s President since 2023 and he is also a partner of Balbec. As Chief Executive Officer of Balbec, Mr. Troisi oversees all aspects of Balbec Capital and is a member of the Investment Committee. Since joining Balbec at inception in 2010, Mr. Troisi has held a number of roles with increasing responsibilities and has been a key driver in building out Balbec’s investment capabilities. Mr. Troisi initially worked with other Balbec partners at Max Recovery, a wholly owned subsidiary of Bear Stearns, from 2006 to 2009. Prior to joining Balbec, Mr. Troisi worked at PRA Group on their portfolio investment team. Mr. Troisi holds a Bachelor of Science in Economics from Siena College.

Mr. Troisi was selected as one of the directors because of his particular knowledge and experience in capital raising and the Company’s investment strategy and target assets through his experience guiding Balbec’s investment activities.

Independent Directors

Scott T. Boyd Director since 2025 Audit Committee Member

Scott T. Boyd, Independent Director. Mr. Boyd serves as an independent director on the Board. In 1991, Mr. Boyd founded and currently serves as President of Boyd Development Corporation, a real estate development company based in Winter Garden, Florida. Boyd Development Corporation specializes in anchored retail shopping centers, multi-family projects, net-lease real estate, mixed-use, and land development projects. Prior to founding Boyd Development Corporation, Mr. Boyd worked in public accounting with Ernst & Ernst and Price Waterhouse from 1977 to 1982. He then joined CNL, where he held a series of positions, ultimately serving as President of CNL Properties, Inc. from 1987 to 1990. Mr. Boyd is actively involved in community and philanthropic organizations. He currently serves as the Orlando chair of the National Christian Foundation, is a member of the board of directors for Lift Orlando, and previously served as chair at The First Academy, a K-12 college preparatory school in Orlando, for 12 years. Mr. Boyd holds a Bachelor of Science in Accounting from North Park University in Chicago, Illinois.

Mr. Boyd was selected as one of the three independent directors because of his prior financial and real estate experience and expertise.

Mark D. Linsz Director since 2025 Chairman of the Audit Committee since 2025

Mark D. Linsz, Independent Director. Mr. Linsz serves as an independent director on the Board. Mr. Linsz currently serves as co-founder and senior managing partner of My Next Season, an organization designed to help companies and individuals with career transitions. Mr. Linsz also serves as an independent director for CNL Strategic Capital, LLC. Mr. Linsz served as an independent trustee for Corporate Capital Trust II. Mr. Linsz also held a series of senior financial positions at Bank of America from 1998 to 2014, most recently serving as CFO Risk Executive from 2013 to 2014 and Corporate Treasurer from 2009 to 2013. Previously, Mr. Linsz served as Bank of America's Global Markets Risk Executive from 2007 to 2009 and as Chief Risk Officer for Europe, the Middle East, Africa and Asia from 2005 to 2008. Prior to 2005, Mr. Linsz also served as Bank of America's Capital Markets Risk Executive and Head of Compliance for the Global Corporate and Investment Bank. Mr. Linsz began his career with Chicago Research and Trading Group (“CRT”) in 1987. Prior to being purchased by NationsBank, he was the head of Market Risk for CRT and continued these responsibilities at NationsBanc-CRT until 1998. Mr. Linsz previously served on the board of directors of the Deposit Trust and Clearing Corporation from 2013 to 2014 and on the board of directors of BlackRock Corporation from 2009 to 2011. Mr. Linsz received a Bachelor of Arts from National Louis University.

Mr. Linsz was selected as one of the three independent directors because of his prior board experience and financial expertise.

Jack D. Howard, Jr. Director since 2025 Audit Committee Member

Jack D. Howard, Jr., Independent Director. Mr. Howard serves as an independent director on the Board. Mr. Howard has over four decades of experience in investment management, real estate, and legal advisory roles. Mr. Howard is also the Owner of JDH Investments, LLC, an investment firm focused on real estate, energy, and private company investments, which he has led since 2000, and JDH Asset Management, LLC, where he has provided family office investment advisory services since 2009. Previously, Mr. Howard was a Founding Partner, President, and General Counsel of First Capital Partners, Inc., a Dallas-based real estate investment company specializing in the acquisition and management of commercial properties and distressed mortgage debt from 1990 to 2000. He also co-founded Circa Capital Corporation, a hotel acquisition and management firm, where he served as principal from 1995 to 2000. Since 2022, Mr. Howard has served as the Chair, and since 2013, as an Investment Committee Member of the Kansas University Endowment Association. He is a former Chair (2010–2011) and National Board Member (2003–2012) of the Kansas University Alumni Association. Mr. Howard has also served on the board of the West District Improvement Company, a special purpose entity created by Kansas University to develop 60 acres of under-utilized land. Mr. Howard is a former President of The Austin Boys & Girls Club Foundation (2000–2005) and a former Board Member of The Boys & Girls Clubs of Austin (1996–2003). Mr. Howard holds a Doctor of Jurisprudence from the University of Texas at Austin and a Bachelor of Science in Accounting from the University of Kansas. He is a member of the State Bar of Texas and previously held the Certified Financial Planner™ designation.

Mr. Howard was selected as one of the three independent directors because of his prior board experience and financial and investment expertise.

The Company’s Executive Officers

The following persons serve as the Company’s executive officers in the following capacities. Unless otherwise noted, the address for each executive officer is c/o CNL Strategic Residential Credit, Inc., CNL Center at City Commons, 450 South Orange Avenue, Suite 1400, Orlando, Florida 32801:

Name and Age of Executive Officer	Position(s) held with Company	Term of Office- Length of Time Served	Principal Occupation Past Five Years	Other Directorships held by Executive Officer
Chirag J. Bhavsar, 57	Chairman, Director, CEO and President	May 2025 to Present (Chairman, Director and President); March 2025 to Present (CEO)	Executive officer roles for CNL Financial Group and its affiliates	Chairman of the Board of CNL Strategic Residential Credit, Inc; Chairman of the Board of Currency Exchange International Corp. Director of Cogent Bank f/k/a Pinnacle Bank

Tammy J. Tipton, 65	CFO and Treasurer	May 2025 to Present	CFO, CNL Financial Group	None

Bradley S. Yochum, 40	General Counsel and Secretary	May 2025 to Present	General Counsel, CNL Financial Group	None

Chirag J. Bhavsar has served as the Company’s Chief Executive Officer since March 12, 2025 and President since May 28, 2025. Mr. Bhavsar’s biographical information is included in this Proxy Statement under “—Our Directors.”

Tammy J. Tipton serves as the Company’s Chief Financial Officer and Treasurer. Ms. Tipton also currently serves as Chief Financial Officer and Interim Chief Operating Officer of CNL Strategic Capital, LLC, a public, non-traded vehicle with a business strategy focused primarily on privately held companies. Ms. Tipton also currently serves as Chief Financial Officer and Treasurer of CNL Strategic Venture Partners, LLC and Chief Financial Officer, Senior Vice President and Treasurer of CNL Healthcare Corp. the former advisor to CNL Healthcare Properties, Inc., a public, non-traded REIT. Ms. Tipton also has previously served as Chief Financial Officer, Senior Vice President and Treasurer of CHP II Advisors, LLC, since its inception on July 9, 2015, the advisor to CNL Healthcare Properties II, Inc., another public, non-traded REIT. Ms. Tipton previously served as the Chief Financial Officer and Treasurer of CNL Lifestyle Properties, Inc., another public non-traded REIT from May 2015 to December 2017, and served as Chief Financial Officer from March 2014 to December 2017, and as Senior Vice President from May 2015 to December 2017 of its advisor. She also served as Chief Financial Officer and Treasurer of CNL Growth Properties, Inc., another public, non-traded REIT, from September 2014 to October 2017. She served as Chief Financial Officer and Treasurer of Global Income Trust, Inc., another public, non-traded REIT, from September 2014 until its dissolution in December 2015. She serves as Chief Financial Officer and Senior Vice President of CNL where she oversees the strategic finance, accounting, reporting, budgeting, payroll and purchasing functions for CNL and its affiliates. Ms. Tipton also holds various other offices with other CNL affiliates. Ms. Tipton has served in various other financial roles since joining CNL in 1987. These roles have included regulatory reporting for 20 public entities and the accounting, reporting and servicing for approximately 30 public and private real estate programs. Ms. Tipton received a Bachelor of Science in accounting from the University of Central Florida. She is also a certified public accountant.

Bradley S. Yochum serves as the Company’s General Counsel and Secretary. Mr. Yochum also currently serves as General Counsel and Secretary of CNL Strategic Capital, LLC, a public, non-traded vehicle with a business strategy focused primarily on privately held companies. Mr. Yochum also currently serves as General Counsel and Secretary of CNL Strategic Venture Partners, LLC. Mr. Yochum also currently serves as General Counsel of CNL. Mr. Yochum joined CNL in 2012 and has previously served in various legal and compliance roles, including with the Managing Dealer, a broker-dealer and FINRA member, and Corporate Capital Trust, Inc. Mr. Yochum received a Master of Laws in Taxation Law from Villanova University in 2020, a Juris Doctor from the John Marshall School of Law in 2012 and Bachelor of Arts in Business from the University of Georgia in 2009. Mr. Yochum also holds his FINRA Series 7, 24 and 65 registrations and is a Certified Financial Planner™, a designation he has held since 2022. Mr. Yochum is licensed to practice law in Florida and is a member of The Florida Bar.

Director Compensation

Each independent director is entitled to receive a $25,000 annual fee for services as well as $4,000 per Board meeting attended, whether they participate by telephone or in person. Each independent director serving on the Audit Committee will receive $2,000 per Audit Committee meeting attended, whether they participate by telephone or in person. The chairman of the Audit Committee will receive an annual retainer of $10,000. Independent directors will also receive $2,000 per day for their participation in all meetings and other Company-related business outside of normally scheduled board of directors’ meetings. In addition to the annual fee and fee for meeting attendance, as applicable, the Company will reimburse the independent directors for any reasonable out-of-pocket expenses incurred for its service as a director. No additional compensation will be paid for attending the annual meeting.

The table below sets forth the compensation received by each director from the Company for the fiscal year ended December 31, 2025:

Name of Director	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Non-Qualified Deferred Compensation Earnings	All Other Compensation	Total
Interested Directors:
Chirag J. Bhavsar.	—	—	—	—	—	—	—
Peter J. Troisi	—	—	—	—	—	—	—
Independent Directors:
Mark D. Linsz	$31,365.38	—	—	—	—	—	$31,365.38
Scott T. Boyd	$24,689.56	—	—	—	—	—	$24,689.56
Jack D. Howard, Jr.	$24,689.56	—	—	—	—	—	$24,689.56

Risk Oversight and Board Structure

Board Leadership Structure

The Company’s business and affairs are managed under the direction of the Board. Among other things, the Board sets broad policies for the Company and approves the appointment of the Advisor, the Sub-Advisor, the Advisor as the administrator (the “Administrator”) and the executive officers. The role of the Board, and of any individual director, is one of oversight and not of management of the Company’s day-to-day affairs.

The Board understands that there is no single, generally accepted approach to providing board leadership and that given the dynamic and competitive environment in which the Company operates, the appropriate leadership structure may vary as circumstances warrant. Under the bylaws, the Board may designate one of the directors as chair to preside over meetings of the Board and meetings of stockholders, and to perform such other duties as may be assigned to him or her by the Board. Presently, Mr. Bhavsar serves as Chairman of the Board and is an “interested person” by virtue of his professional association with CNL. The Company believes that it is in the best interests of stockholders for Mr. Bhavsar to serve as Chairman of the Board because of his significant experience in matters of relevance to the Company’s business. The Company believes that the Board's leadership structure is in the best interests of the Company and its stockholders. The Company also believes that this leadership structure creates a firm link between management and the Board and provides unified leadership for carrying out the Company’s strategic initiatives and business plans. The Board has determined that the composition of the majority independent director board is an appropriate means to address any potential conflicts of interest that may arise from the chair's status as an interested person of the Company. All of the independent directors play an active role on the Board. The independent directors compose a majority of the Board and will be closely involved in all material deliberations related to the Company. The Board believes that, with these practices, each independent director has equal involvement in the actions and oversight role of the Board and equal accountability to the Company and its stockholders. The independent directors are expected to meet separately as part of certain regular meetings of the Board. The independent directors may hold meetings at the request of any independent director.

Board Role in Risk Oversight

The Board plays an important role in the risk oversight of the Company. Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. Risk management is a broad concept comprising many disparate elements (for example, investment risk, issuer and counterparty risk, compliance risk, operational risk, and business continuity risk). The executive officers and the Advisor and the Sub-Advisor are responsible for the day-to-day management of the risks the Company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In this capacity, the Board (or a committee thereof) performs many tasks, including but not limited to, receiving regular periodic reports from the Company’s internal and external auditors and the Advisor and the Sub-Advisor (with respect to the Company’s business), approving acquisitions and dispositions and new borrowings as well as periodically reviewing and discussing with management the risks the Company faces. In its risk oversight role, the Board has the responsibility to satisfy itself that the risk management processes designed by the executive officers and the Advisor and the Sub-Advisor are adequate and functioning as designed.

The Audit Committee is specifically responsible, in consultation with management, the Company’s independent auditors and internal auditor, for the integrity of the Company's financial reporting processes and controls and valuation process. In executing this responsibility, the Audit Committee discusses policies with respect to risk assessment and risk management, including significant financial risk exposures and the steps management has taken to monitor, control and report on such exposures. As part of this process, the Audit Committee oversees the planning and conduct of an annual risk assessment that is designed to identify and analyze risks to implementing and executing the business strategy. The results of the risk assessment are then discussed with management and used to develop the Company’s annual internal audit plan.

The Board believes that this role in risk oversight is appropriate. The Company believes that it has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect the Company can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond the control of the Company, the Advisor, the Sub-Advisor and other service providers.

The Board met one time for a regular quarterly meeting during 2025. Each of the directors attended the meeting of the Board held during 2025. The Company does not have a formal policy regarding director attendance at an annual meeting of Stockholders.

Committees of the Board

The Board may delegate many of its powers to one or more committees. The Company currently has one standing committee, the Audit Committee, which is comprised entirely of the three independent directors.

Audit Committee. The Audit Committee is composed of Messrs. Boyd, Howard and Linsz, each of whom meets the independence standards established by the SEC for audit committees. The Audit Committee operates under a written charter adopted by the Board. The Audit Committee assists the Board in overseeing:

●	the Company’s accounting and financial reporting processes and valuation process;

●	the integrity and audits of the Company’s financial statements;

●	the Company’s compliance with legal and regulatory requirements;

●	the qualifications and independence of the independent auditors; and

●	the performance of the internal and independent auditors.

Mr. Linsz serves as chairman of the Audit Committee. The Board has determined that Mr. Linsz is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee operates pursuant to a written charter and meets periodically as necessary. A copy of the Audit Committee’s charter is available on the Company’s website: www.cnlstrategicresidentialcredit.com. The Audit Committee held three meetings during 2025. Each committee member attended all meetings of the Audit Committee held during 2025.

Other Board Committees. Currently, the Company does not have a nominating committee or a compensation committee. The Board is of the view that it is not necessary to have a nominating committee at this time because the Board is composed of only five members, a majority of whom are “independent” (as defined under the charter). The Board does not have a compensation committee because the Company is externally managed and does not have any employees. The Company does not separately compensate its executive officers for their services as officers. However, the compensation payable to the Advisor and the Sub-Advisor pursuant to an advisory agreement (the “Advisory Agreement”) and a sub-advisory agreement (the “Sub-Advisory Agreement”), respectively, have been separately approved by the Board.

Communications Between Stockholders and the Board

The Board welcomes communications from the Company’s stockholders. Stockholders may send communications to the Board or to any particular director to the following address: CNL Strategic Residential Credit, Inc., CNL Center at City Commons, 450 South Orange Avenue, Suite 1400, Orlando, Florida, 32801, Attention: Bradley S. Yochum, Corporate Secretary. Stockholders should indicate clearly the director or directors to whom the communication is being sent so that each communication may be forwarded directly to the appropriate director(s).

Committee Charters and Other Corporate Governance Documents

The Board has adopted corporate governance policies and procedures that the Board believes are in the best interest of the Company and its stockholders as well as compliant with the Sarbanes-Oxley Act of 2002 and the rules and regulations of the SEC, more particularly:

•	a majority of the Board and all of the members of the Audit Committee are independent.

•	the Board has adopted a charter for the Audit Committee; and one member of the Audit Committee is an “audit committee financial expert” as defined in the SEC rules.

•	the Audit Committee hires, determines compensation of, and decides the scope of services performed by the Company’s independent auditors.

•

the Company has adopted a Code of Business Conduct that applies to all directors, officers and employees of the Company and the subsidiaries thereof, as well as all directors, officers and employees of the Advisor and the Sub-Advisor. The Code of Business Conduct sets forth the basic principles to guide their day-to-day activities. Other than as discussed above, the Company does not have a policy regarding the ability of the Company’s officers or directors to hedge the Company’s equity securities, including with respect to the types of transactions identified in Item 407(i)(1) of Regulation S-K.

•

the Company has adopted a Whistleblower Policy that applies to all directors, managers, officers and employees of the Company and its subsidiaries and the Advisor and certain individuals from other entities affiliated with the Advisor who provide substantial management, administrative or other services to or for the benefit of the Company, and establishes procedures for the confidential, anonymous submission by such persons regarding improper accounting, internal controls, and auditing matters as violations of laws and other important Company policies.

•

CNL has adopted an Insider Trading Policy governing the purchase or sale of securities based on material nonpublic information by a director or officer of the Company that is reasonably designed to promote compliance with insider trading laws, rules and regulations. A copy of such Insider Trading Policy is filed as Exhibit 19.1 to the Annual Report.

The Audit Committee charter, the Whistleblower Policy and the Code of Business Conduct are available in the Corporate Governance section of the Investor Resources page of the Company’s website, www.cnlstrategicresidentialcredit.com, and will be sent to any stockholder who requests them from CNL Strategic Residential Credit, Inc., CNL Center at City Commons, 450 South Orange Avenue, Suite 1400, Orlando, Florida, 32801, Attention: Bradley S. Yochum, Corporate Secretary, (866) 650-0650.

Compensation Discussion and Analysis

The Company has no employees. The Company is managed by the Advisor pursuant to the Advisory Agreement. All of the Company’s executive officers are employees of the Advisor or one or more of its affiliates. The Advisor also provides administrative services to the Company under an administrative services agreement (the “Administrative Services Agreement”). In connection with its services, the Advisor has agreed to provide the Company with personnel to serve as the Company’s appointed officers. The Company’s appointed executive officers (who, while associated with the Advisor, serve on behalf of the Company) consist of the Company’s chief executive officer and president, chief financial officer and treasurer, and general counsel and secretary.

The Company has not paid, and does not intend to pay, any cash compensation to its executive officers and the Company does not currently intend to adopt any policies with respect thereto. The Company does not have agreements with any of its executive officers or any employees of the Advisor or its affiliates with respect to their compensation. Pursuant to the Advisory Agreement, the Company pays the base management fee to the Advisor, not to provide compensation to its executive officers, but to compensate the Advisor for the services it provides for the day-to-day management of the Company (50% of which is paid to the Sub-Advisor under the Sub-Advisory Agreement). No specific portion of the management fee is designated for use by the Advisor as compensation to its employees who are the Company’s executive officers, and the Company is not required to, and does not, separately reimburse the Advisor for compensation paid by the Advisor to the Company’s executive officers. Rather, the Advisor will determine the levels of base salary and cash incentive compensation that may be earned by the Company’s executive officers for services performed for the Advisor, based on the time required for the performance of the duties of the Advisor under the Advisory Agreement and such other factors as the Advisor may determine are appropriate. The Advisor will also determine whether and to what extent the Company’s executive officers will be provided with pension, deferred compensation and other employee benefits plans and programs for their services performed for the Advisor. The Advisor, the Sub-Advisor and their respective affiliates, including certain of the Company’s officers and some of the Company’s directors, will face conflicts of interest including conflicts that may result from compensation arrangements. The Advisor compensates the members of its team with incentive-based compensation, asset-based compensation and/or bonuses and awards which will vary based on the Advisor’s performance. The Advisor may choose to allocate any shares it acquires from the Company to one or more employees of the Advisor or its affiliates from time to time and in its sole discretion. The Company does not play any role in the Advisor’s determination of how it compensates the Company’s executive officers as the Company is not entitled to review or approve compensation decisions made by the Advisor under the terms of the Advisory Agreement or otherwise.

Accordingly, the Company does not have a compensation committee of the Board. The Audit Committee performs, to the extent that may be required, any duties typically delegated to a compensation committee of a board of directors. The Audit Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee Interlocks and Insider Participation

No compensation committee exists, and no deliberations have occurred with respect to executive compensation, as no executive officers will receive any compensation for their service as executive officers.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no shares subject to options that are currently exercisable or exercisable within 60 days of the offering. Unless otherwise indicated, all shares are owned directly and the indicated person has sole voting and investment power.

The following table shows certain information as of the Record Date, with respect to the beneficial ownership of the Shares by (i) each director and nominee, (ii) each executive officer, and (iii) all of the Company’s directors and executive officers as a group. As of the close of business on the Record Date, there were approximately 1,349,604 total Shares issued and outstanding consisting of 363,596 shares of Class FA common stock (“Class FA shares”) and 986,008 shares of Class E common stock (“Class E shares”). Unless otherwise indicated, to the Company’s knowledge, all persons named in the table below have sole voting power and sole investment power with respect to the Shares indicated as beneficially owned. In addition, unless otherwise indicated, the address for each person named below is c/o CNL Strategic Residential Credit, Inc., CNL Center at City Commons, 450 South Orange Avenue, Suite 1400, Orlando, Florida, 32801.

Name and Address(1)	Number of Shares Beneficially Owned	Percentage of all Shares(2)
Directors and Named Executive Officers
Chirag J. Bhavsar	10,000	1
Peter J. Troisi	17,000	1.26%
Scott T. Boyd	-	1
Jack D. Howard, Jr.	-	1
Mark D. Linsz	-	1
Tammy J. Tipton	1,000	1
Bradley S. Yochum	2,000	1
All executive officers and directors as a group (7 persons)	30,000	2.22%

5% Stockholders
CNL Residential Credit Manager, LLC(3)	100,000	7.41%
Balbec Capital Holdings, L.P.(4)	100,000	7.41%

*	Represents beneficial ownership of less than 1%.
(1)	Unless otherwise indicated, the address of each beneficial owner is c/o CNL Strategic Residential Credit, Inc. 450 South Orange Avenue, Suite 1400, Orlando, FL 32801-3336.
(2)	Based on a total of 1,349,604 Class E shares and Class FA shares outstanding as of September 8, 2026.
(3)

Represents 100,000 Class E shares held of record by the Advisor, CNL Residential Credit Manager, LLC, an indirect subsidiary of CNL Financial Group, LLC, which is indirectly wholly owned by James M. Seneff, Jr.

(4)

Represents 100,000 Class E shares held of record by Balbec Capital Holdings, L.P. InSolve Capital G.P. Parent, L.L.C. is the general partner of Balbec Capital Holdings, L.P. and is managed by a board of directors consisting of five directors who make decisions, including voting or investment decisions with respect to the Shares, by a majority vote. The address of Balbec Capital Holdings, L.P. is 7114 E Stetson Dr, Suite 250, Scottsdale, AZ 85251.

CONFLICTS OF INTEREST AND CERTAIN RELATIONSHIPS
AND RELATED PARTY TRANSACTIONS

Policies Regarding Transactions with Certain Affiliates

Item 404 of the SEC’s Regulation S-K requires disclosure of any transaction between the Company and any related persons the amount of which exceeds the lesser of $120,000 and 1% of the average of the Company’s total assets at year-end for the last two completed fiscal years, in which any related person had or will have a direct or indirect material interest. Related parties include any executive officers, directors, director nominees, beneficial owners of more than 5% of the Company’s voting securities, immediate family members of any of the foregoing persons, and any firm, corporation or other entity in which any of the foregoing persons is employed and in which such person has 10% or greater beneficial ownership interest.

In order to reduce or eliminate certain potential conflicts of interest, the charter contains restrictions and/or the Board has adopted written procedures, relating to (i) transactions between the Company and the Advisor, the Sub-Advisor or their respective affiliates and (ii) allocation of properties and loans among certain affiliated entities.

The Board, including a majority of the independent directors, will evaluate at least annually whether the compensation that the Company contracts to pay to the Advisor and the Sub-Advisor, and their respective affiliates, is reasonable in relation to the nature and quality of services performed and whether such compensation is within the limits prescribed by the charter. The Board, including a majority of the independent directors, supervises the performance of the Advisor and the Sub-Advisor and their respective affiliates and the compensation the Company pays to them to determine whether the provisions of its compensation arrangements are being carried out. This evaluation will be based on the factors set forth below, as well as any other factors deemed relevant by the independent directors:

●	the amount of fee paid to the Advisor or the Sub-Advisor in relation to the size, composition and performance of the Company’s investments;

●	the success of the Advisor or the Sub-Advisor in generating investments that meet the Company’s investment objectives;

●	rates charged to other externally advised REITs and other similar entities by advisors performing similar services;

●	additional revenues realized by the Advisor or the Sub-Advisor and their affiliates through their advisory relationship with the Company (including the total return incentive fee paid to the Advisor);

●	the quality and extent of the services and advice furnished by the Advisor or the Sub-Advisor and their affiliates;

●	the performance of the Company’s assets, including income, conservation or appreciation of capital, frequency of the problem investments and competence in dealing with distress situations; and

●	the quality of the Company’s portfolio relative to the investments generated by the Advisor or the Sub-Advisor for their own accounts.

In addition to the policies described above with respect to transactions between the Company and the Advisors or any of their affiliates, the Board has adopted a policy regarding the approval of any “related person transaction,” which is any transaction or series of transactions in which the Company or any of its subsidiaries is or are to be a participant, the amount involved exceeds $120,000, and a “related person” (as defined under SEC rules) has a direct or indirect material interest. Under the policy, a related person would need to promptly disclose to the general counsel any related person transaction and all material facts about the transaction. The general counsel would then assess and promptly communicate that information to the directors. Based on their consideration of all of the relevant facts and circumstances, the directors will decide whether or not to approve such transaction and will generally approve only those transactions that do not create a conflict of interest. If the Company becomes aware of an existing related person transaction that has not been pre-approved under this policy, the transaction will be referred to the directors which will evaluate all options available, including ratification, revision or termination of such transaction. The policy requires any director who may be interested in a related person transaction to recuse himself or herself from any consideration of such related person transaction.

Conflicts of Interest

The Company will be subject to conflicts of interest arising out of the Company’s relationship with CNL and Balbec, including the Advisor, the Sub-Advisor and their respective affiliates. Two members of the Board and the Company’s chief executive officer and chief financial officer are also executives of either CNL or Balbec and/or one or more of their affiliates. There is no guarantee that the policies and procedures adopted by the Company, the terms and conditions of the Advisory Agreement, the Sub-Advisory Agreement, or the policies and procedures adopted by the Advisor, CNL, Balbec and their affiliates will enable the Company to identify, adequately address or mitigate these conflicts of interest. Notwithstanding the foregoing, the Company believes the Company’s directors and officers, and the Advisors’ personnel will devote a sufficient amount of time to the Company’s business to fulfill their responsibilities to the Company. Pursuant to the charter, the Advisory Agreement and Sub-Advisory Agreement, transactions between the Company and the Advisors or their respective affiliates will be subject to approval by the Board, including a majority of the independent directors.

Some examples of conflicts of interest that may arise by virtue of the Company’s relationship with the Advisors, CNL and Balbec include:

•

CNL and Balbec’s Policies and Procedures. Specified policies and procedures implemented by the Advisor, the Sub-Advisor and their respective affiliates to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions may reduce the advantages across the Advisors’ and their respective affiliates’ various businesses that CNL and Balbec expect to draw on for purposes of pursuing attractive investment opportunities. In addressing these conflicts and regulatory, legal and contractual requirements, Balbec has implemented certain policies and procedures that also have the effect of reducing firm-wide synergies and collaboration that the Sub-Advisor could otherwise expect to utilize for purposes of identifying and managing attractive investments.

•

Allocation of Investment Opportunities; Co-Investments. The possibility exists that the Company and one or more other of Balbec’s affiliates, investment vehicles, or funds currently in existence or which may be subsequently established in the future (collectively, the “Other Balbec Accounts”) may have capital available for investment at the same time, which has the potential to create a conflict of interest with respect to the allocation of investment opportunities. In addition, the Sub-Advisor is permitted to invest a portion of the Company’s assets in investments in which an Other Balbec Account has or will have an existing investment. These and other situations will involve potential conflicts of interest with respect to the allocation of investment opportunities and the sharing of fees and expenses amongst the Company and Other Balbec Accounts. Although this conflict is mitigated by the fact that the Sub-Advisor typically only selects investments primarily for one entity at any given time and by the fact that the Advisor will establish procedures to address such conflicts, some of which are described herein, there can be no assurance that such conflicts will be resolved in a manner that is most favorable to the Company. In addition, the appropriate allocation among the Company and Other Balbec Accounts of expenses and fees generated in the course of evaluating and making investments often may not be clear, especially where more than one entity participates. For instance, if two or more of the Company and Other Balbec Accounts are considering making an investment that is not consummated, allocation of the expenses generated for the account of the Company or such Other Balbec Accounts (such as expenses of common counsel and other professionals) will be made by the Sub-Advisor based on the assessment of each such entity’s pro rata expected participation in such investment opportunity. Potential and actual conflicts are expected to also arise in the allocation of certain Sub-Advisor investment team members’ time among the Company and such Other Balbec Accounts. Additionally, the Sub-Advisor may spend time and incur expenses pursuing assets on the Company’s behalf, and determine that the return profile is not adequate for the Company or other reasons such assets will not be pursued by the Company. The Company may incur such expenses if Other Balbec Accounts also do not make such investments. Additionally, in certain circumstances investment opportunities suitable for the Company will not be presented to the Company and there will be one or more investment opportunities where the Company’s participation is restricted. The Board, including a majority of independent directors, has the duty to ensure that the allocation methodology described above is applied fairly to the Company.

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Corporate Opportunities. The Company does not have a policy that expressly prohibits its directors, officers, or affiliates from engaging for their own account in business activities of the types conducted by the Company. However, the Code of Business Conduct and Code of Ethics adopted by the Board contains a conflicts of interest policy that prohibits the Company’s directors and executive officers, as well as personnel of the Advisor and the Sub-Advisor who provide services to the Company, from engaging in any transaction that involves an actual conflict of interest with the Company. Notwithstanding the prohibitions in such Code of Business Conduct and Code of Ethics, after considering the relevant facts and circumstances of any actual conflict of interest, a majority of the directors, including a majority of the independent directors, may, on a case-by-case basis and in their sole discretion, waive such conflict of interest. In addition, the Advisory Agreement and the Sub-Advisory Agreement do not prevent the Advisor, the Sub-Advisor and their respective affiliates from engaging in additional business opportunities, some of which could compete with the Company, except as agreed to by the Advisor and the Sub-Advisor.

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Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to the Advisors or their affiliates differ among the accounts, clients, entities, funds and/or investment vehicles that they manage. If the amount or structure of the management fee and the Advisors’ or their affiliates’ compensation differs among accounts, clients, entities, funds and/or investment vehicles (such as where certain funds or accounts pay higher base management fees, incentive fees, performance-based management fees or other fees), the Advisors might be motivated to help certain accounts, clients, entities, funds and/or investment vehicles over others. Similarly, the desire to maintain assets under management or to enhance the Advisors’ performance records or to derive other rewards, financial or otherwise, could influence the Advisors or their affiliates in affording preferential treatment to those accounts, clients, entities, funds and/or investment vehicles that could most significantly benefit the Advisors or their affiliates. The Advisors may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts, clients, entities, funds and/or investment vehicles. Additionally, the Advisors or their affiliates might be motivated to favor accounts, clients, entities, funds and/or investment vehicles in which it has an ownership interest or in which CNL, Balbec and/or their affiliates have ownership interests. Conversely, if an investment professional at the Advisors or their affiliates does not personally hold an investment in the Company but holds investments in other CNL or Balbec affiliated vehicles, such investment professional’s conflicts of interest with respect to the Company may be more acute.

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Advisory and Other Relationships. Neither CNL nor Balbec is under any obligation to decline any engagements or investments in order to make an investment opportunity available to the Company. The Company may be forced to sell or hold existing investments as a result of relationships that CNL or Balbec may have or transactions or investments CNL or Balbec and their affiliates may make or have made. Additionally, there may be circumstances in which one or more individuals associated with CNL or Balbec will be precluded from providing services to the Advisors because of certain confidential information available to those individuals or to other parts of Balbec. Affiliates of CNL or Balbec may also be involved in the private placement of debt or equity securities issued by the Company or other of CNL’s affiliates, investment vehicles, or funds currently in existence or which may be subsequently established in the future (collectively, the “Other CNL Accounts”) or Other Balbec Accounts, or otherwise in arranging financings with respect thereto. Subject to applicable law, and as may be disclosed to the Board in advance, affiliates of CNL or Balbec may receive underwriting fees, placement commissions, or other compensation with respect to such activities, which will not be shared with the Company or its stockholders. In determining whether to invest in a particular transaction on behalf of the Company, the Advisors may consider existing business relationships it has, which may result in certain transactions that the Advisors will not undertake on behalf of the Company in view of such relationships.

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Service Providers. Certain of the Company’s service providers (including lenders, brokers, attorneys and investment banking firms) may be sources of investment opportunities, counterparties therein or advisors with respect thereto. This may influence the Advisors in deciding whether to select such a service provider. In addition, in instances where multiple CNL or Balbec businesses may be exploring a potential individual investment, certain of these service providers may choose to be engaged by other CNL or Balbec affiliates rather than the Company.

Certain of the Company’s service providers and their respective affiliates may from time to time act as prime broker, dealer, custodian, depositary, registrar, administrator or distributor, in relation to, or be otherwise involved in, other accounts or other funds, vehicles or accounts established by parties other than the Advisor and/or Sub-Advisor, which may have similar investment objectives and strategies to the Company. It is, therefore, possible that any of them may, in the course of business, have potential conflicts of interests with the Company. Each will, at all times, have regard in such event to its obligations to the Company and will endeavor to ensure that such conflicts are resolved fairly. Such service providers, and their respective officers, employees and affiliates may from time to time provide other services to the Advisor and/or Sub-Advisor and/or be involved in other financial, investment or professional activities which may give rise to conflicts of interest with the Company, or which may conflict with the investment strategy being pursued by the Company.

The Advisor and/or Sub-Advisor will only select a service provider to perform services for the Company to the extent the Advisor and/or Sub-Advisor, or an affiliate thereof, has determined that doing so is appropriate for the Company given all surrounding facts and circumstances and is consistent with the Advisor’s and/or Sub-Advisor’s, as applicable, responsibilities under applicable law (including ERISA); provided, however, the Advisor and/or Sub-Advisor, as applicable, may consider various relevant factors and may not necessarily seek out the lowest-cost option when engaging such service providers as other factors or considerations may prevail over cost.

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Loan Transactions. As part of its services to Other Balbec Accounts, Balbec or its affiliates may also advise or cause such Other Balbec Accounts to invest in loans and/or similar financing arrangements which provide funds to its loan origination partners. If and to the extent that the Company is invested in residential whole mortgage loans with such loan origination partners, Balbec may advise its Other Balbec Accounts to take such actions in respect of such loans or financing transactions which could result in an adverse impact to the financial condition (including insolvency) to such loan origination partners.

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Use of Affiliates. Although the Board selects service providers that it believes are aligned with its operational strategies and will enhance the Company’s returns, the Sub-Advisor has a financial interest in the appointment of an affiliated servicer or other person because of the financial or other business interests of its affiliates resulting from such affiliation. Whether or not the Sub-Advisor has a relationship or receives financial or other benefit from the appointment of a particular service provider, there can be no assurance that another service provider is not more qualified to provide the applicable services or able to provide such services at lesser cost. For additional information, see “—Certain Relationships with Affiliates—Affiliate Service Arrangements.”

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Possible Future Activities. The Advisors and their affiliates may expand the range of services that they provide over time. Except as and to the extent expressly provided in the Advisory Agreement and the Sub-Advisory Agreement, the Advisors and their affiliates will not be restricted in the scope of their business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. The Advisors, CNL, Balbec and their affiliates continue to develop relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Company. These clients may themselves represent appropriate investment opportunities for the Company or may compete with the Company for investment opportunities.

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Transactions with Other Balbec Accounts. From time to time, the Company may enter into purchase and sale transactions and joint ventures with Other Balbec Accounts. Such transactions will be conducted in accordance with, and subject to, the charter (including the requirement that such transaction be approved by a majority of the directors, including a majority of the independent directors, not otherwise interested in the transaction), the terms and conditions of the Advisory Agreement, the Sub-Advisory Agreement, and the Code of Business Conduct and Code of Ethics and applicable laws and regulations. These requirements will also apply to purchase and sale transactions and joint ventures with the Advisor, the Sub-Advisor, one or more of the directors or any of their respective affiliates.

Further conflicts could arise once we and CNL, Balbec or their affiliates have made our respective investments. For example, if we enter into a joint venture with an Other CNL Account or an Other Balbec Account, the Company’s interests and the interests of such Other CNL Account or Other Balbec Account may conflict, for example when one joint venture partner seeks to sell the assets in the joint venture but the other joint venture partner does not. In such situations, the ability of the Sub-Advisor to recommend actions in the Company’s best interests might be impaired.

Certain Relationships with Affiliates

The following discussion sets forth the agreements that the Company has entered into with CNL, Balbec and/or their respective affiliates. The statements relating to the Advisory Agreement, Sub-Advisory Agreement, Administrative Services Agreement and an Expense Support and Conditional Reimbursement Agreement (the “Expense Support and Conditional Reimbursement Agreement”) set forth in this section are subject to and are qualified in their entirety by reference to all of the provisions of such agreements, copies of which are filed as exhibits with the SEC.

The Advisory Agreement

The Board at all times has oversight and policy-making authority, including responsibility for governance, financial controls, compliance and disclosure with respect to the Company. Pursuant to the Advisory Agreement, the Board has delegated to the Advisor the authority to source, evaluate and monitor the Company’s investment opportunities and make decisions related to the acquisition, management, financing and disposition of the Company’s assets, in accordance with the Company’s investment objectives, strategy and guidelines, policies and limitations, subject to oversight by the Board. The Company believes that the Advisor has sufficient staff and resources as of the date of this Proxy Statement so as to be capable of fulfilling the duties set forth in the Advisory Agreement.

Services

Pursuant to the terms of the Advisory Agreement, the Advisor is responsible for, among other things:

●	serving as an advisor to the Company with respect to the establishment and periodic review of the Company’s investment guidelines and the Company’s investments, financing activities and operations;

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investigating, selecting and engaging such persons as the Advisor deems necessary to the proper performance of its obligations under the Advisory Agreement, including but not limited to consultants, accountants, correspondents, lenders, technical advisers, attorneys, brokers, underwriters, corporate fiduciaries, escrow agents, depositaries, custodians, agents for collection, insurers, insurance agents, banks, securities investment advisors, mortgagors, mortgage servicing companies, any and all agents for any of the foregoing, or other persons (including affiliates of the Advisor) acting in any capacity deemed by the Advisor necessary or desirable for the performance of any of the foregoing services, including but not limited to entering into contracts in the name of the Company with any of the foregoing;

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consulting with the Company’s officers and the Board and assisting the Board in the formulation and implementation of the Company’s financial policies, and, as necessary, furnishing the Board with advice and recommendations with respect to the origination, acquisition and disposition of investments or arranging for any issuance of mortgage-backed securities from pools of mortgage loans or mortgage-backed securities owned by the Company or any of its subsidiaries consistent with the Company’s business objectives and policies and in connection with any borrowings proposed to be undertaken by the Company;

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participating in the fair valuation process for investments pursuant to the Company’s valuation policy, including making supportable recommendations of fair values to the Company for all investments for which publicly observable prices are not available; and

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subject to the Advisory Agreement, on behalf of the Company, identifying potential opportunities for investments consistent with the Company’s investment objectives and policies, including but not limited to: (i) locating, analyzing, performing due diligence on and selecting potential investments; (ii) structuring and negotiating the terms and conditions of transactions pursuant to which originations, acquisitions and dispositions of investments will be made including, without limitation, the formation and qualification of wholly owned subsidiaries, securitizations of investments, joint ventures, and special purpose vehicles; (iii) arranging for financing and refinancing and making other changes in the investments or capital structure of, and disposing of, reinvesting the proceeds from the sale of, or otherwise dealing with originations, acquisitions or securitizations of investments; (iv) coordinating and managing operations of any co-investment interests held by the Company and conducting matters with co-investment partners; and (v) determining the composition of the investments, the nature and timing of the changes therein and the manner of implementing such changes.

The above summary is provided to illustrate the material functions which the Advisor will perform for the Company and it is not intended to include all of the services which may be provided to the Company by the Advisor or third parties.

Management Fee, Total Return Incentive Fee and Expense Reimbursements

Management Fee. As compensation for its services provided pursuant to the Advisory Agreement, the Company will pay the Advisor a management fee that shall be calculated for each share class at an annual rate of (i) 1.25% of NAV for shares of Class A common stock (“Class A shares”), Class I common stock (“Class I shares”), Class D common stock (“Class D shares”) and Class T common stock (“Class T shares” and, collectively with the Class A shares, Class I shares and Class D shares, the “non-founder shares”), and (ii) 1.0% of NAV for the Class FA shares (the “founder shares”) in each case, per annum and payable monthly in arrears and before giving effect to any accruals for the management fee, distribution and stockholder servicing fees and total return incentive fee. No management fee will be payable with respect to Class E shares. The management fee for a certain month shall be calculated on a class-by-class basis based on the NAV for each applicable Share class at the end of that month and shall be due and payable no later than 30 calendar days following the end of the applicable month.

Total Return Incentive Fee. The Company will pay the Advisor the total return incentive fee that will be based on the total return to stockholders for each share class of the Company in any calendar year, payable annually in arrears. No total return incentive fee will be payable with respect to Class E shares. The total return incentive fee will be calculated and will accrue on a quarterly basis, to the extent that it is earned. The Company will perform a final reconciliation of the total return incentive fee calculation at the completion of each calendar year and the total return incentive fee will be due and payable to the Advisor no later than 90 calendar days following the end of the applicable calendar year. The total return incentive fee for each Share class is calculated as follows:

Annual Preferred Return. No total return incentive fee will be payable with respect to a particular share class for any calendar year in which the Total Return to Stockholders of such share class for such calendar year does not exceed 6%, which is referred to as the “Annual Preferred Return.”

Non-Founder Shares.

(A) 100% of the total return to stockholders payable with respect to the non-founder shares, calculated for each share class based on the total return to stockholders on non-founder shares, if any, that exceeds the Annual Preferred Return, but is less than or equal to 7.06% (the “non-founder breakpoint”) in any calendar year. This portion of the total return incentive fee is referred to as the “non-founder catch up.”

(B) 15% of the total return to stockholders with respect to each particular share class of non-founder shares, calculated for each share class based on the total return to stockholders on non-founder shares, if any, that exceeds the non-founder breakpoint.

Founder Shares.

(A) 100% of the total return to stockholders payable with respect to the founder shares, calculated for each share class based on the total return to stockholders on founder shares, if any, that exceeds the Annual Preferred Return, but is less than or equal to 6.86% (the “founder breakpoint”) in any calendar year. This portion of the total return incentive fee is referred to as the “founder catch up.”

(B) 12.5% of the total return to stockholders with respect to the founder shares, calculated for each share class based on the total return to stockholders on founder shares, if any, that exceeds the founder breakpoint.

Total Return to Stockholders. For purposes of calculating the total return incentive fee, the total return to stockholders means the investment return provided to stockholders, which will be calculated independently for each share class, and equals to, for all such shares outstanding during such applicable period, the sum of (i) the declared distributions per share over such applicable period plus (ii) change in NAV per share over the calendar year (or such other applicable period).

High Water Mark. For the purposes of calculating each total return to stockholders, the change in NAV is subject to a High Water Mark. The “High Water Mark” is equal to the highest asset value, for each share class of the Company since inception, adjusted to account for any stock dividend, stock split, recapitalization or any other similar change in the Company’s capital structure or for any special distributions, provided such adjustment is approved by the Board. If, as of each calendar year end, the NAV for the applicable share class is (A) above the High Water Mark, then, for such calendar year, the total return to stockholders calculation will include the increase in NAV for such share class in excess of the High Water Mark, and (B) below the High Water Mark, for such calendar year, (i) any increase in the per share NAV will be disregarded in the calculation of total return to stockholders for such share class while (ii) any decrease in the per share NAV will be included in the calculation of total return to stockholders for such share class. For the year ending December 31, 2025, the High Water Marks which will apply to the total return incentive fee calculation will be $24.75 for Class FA shares, $24.75 for Class A shares, $24.75 for Class T shares, $24.75 for Class D shares, and $24.75 for Class I shares.

Expense Reimbursement. Under the Advisory Agreement, subject to any reduction or deferral of such amounts required to be reimbursed pursuant to the Expense Support and Conditional Reimbursement Agreement with the Advisor and the Sub- Advisor, the Advisor is entitled to reimbursement of all costs and expenses incurred by it or its affiliates on behalf of the Company, including, without limiting the generality of the foregoing, costs eligible for reimbursement include for out-of-pocket costs and expenses the Advisor incurs in connection with the services it provides to the Company related to (1) legal, tax (including expenses related to tax advice), accounting, printing, mailing, distributing and subscription processing fees and other expenses attributable to the Company’s organization and preparation of the registration statement incurred by the Advisor (as described further below), (2) the actual cost of goods and services used by the Company and obtained from third parties, including fees paid to administrators, consultants, attorneys, technology providers and other services providers, and brokerage fees paid in connection with the origination, acquisition and/or sale of investments and securities, (3) expenses of acquiring, originating, managing and operating the Company’s investments, whether payable to an affiliate of the Advisor or a non-affiliated person, and (4) out-of-pocket expenses in connection with the selection, evaluation, structuring, acquisition, origination, financing and development of any assets, whether or not such investments are acquired. Such out-of-pocket costs and expenses will include expenses relating to compliance-related matters and regulatory filings relating to the Company’s activities (including, without limitation, expenses relating to the preparation and filing of reports to be filed with the U.S. Commodity Futures Trading Commission (if applicable), reports, disclosures, and/or other regulatory filings of the Advisor and its affiliates relating to the Company’s activities) and any expenses incurred outside of the ordinary course of business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding and indemnification expenses as provided for in the Company’s organizational documents. Nothing contained herein shall be construed to restrict the Company’s right to hire its own employees or to contract for services to be performed by third parties.

The Company does not reimburse the Advisor for compensation it pays to the executive officers or other “Advisor Expenses” as defined in the Advisory Agreement. The Advisor is responsible for the expenses related to any and all of its personnel who provide investment advisory services to the Company pursuant to the Advisory Agreement, including, without limitation, the salaries, bonus and other wages, payroll taxes and the cost of employee benefit plans of such personnel, and costs of insurance with respect to such personnel. The Company reimburses the Advisor and the Sub-Advisor, or their respective affiliates, for any organization and offering expenses associated with the offering of the Shares that they incur on behalf of the Company (including legal, accounting, printing, engraving, mailing and distribution costs, salaries of employees while engaged in sales activity, telephone and other telecommunications costs, all advertising and marketing expenses (including design and website expenses and the costs related to investor and broker-dealer sales meetings), reasonable bona fide due diligence expenses of the company and/or distribution participants supported by detailed and itemized invoices, expense reimbursements for actual costs incurred by employees of the Managing Dealer in the performance of wholesaling activities, technology or financial technology services charges, charges of transfer agents, registrars, trustees, subscription processing, escrow holders, depositories and experts, and fees, expenses and taxes related to the filing, registration and qualification of the sale of the Shares under federal and state laws but excluding upfront selling commissions, Managing Dealer fees and the distribution and stockholder servicing fee) as and when incurred.

Notwithstanding the foregoing, the Company’s reimbursement of any organization and offering expenses of the Advisor and the Sub- Advisor, or their respective affiliates, will be limited to 1.5% of the cumulative gross offering proceeds from the Company’s offerings. The Advisor and the Sub-Advisor will jointly and equally be responsible for the payment of the organization and offering expenses without recourse against or reimbursement by the Company unless and until, over time, the total organization and offering expenses paid to the Advisor and the Sub-Advisor and their respective affiliates do not exceed the 1.5% limit.

In addition to the management fees, the total return incentive fees and expense reimbursements, the Company has agreed to indemnify and hold harmless the Advisor and its affiliates performing services for the Company from specific claims and liabilities arising out of the performance of their obligations under the Advisory Agreement, subject to certain limitations.

The Sub-Advisor and Sub-Advisory Agreement

The Company and the Advisor have engaged the Sub-Advisor under the Sub-Advisory Agreement, pursuant to which the Sub-Advisor, subject to the Advisor’s oversight, will be responsible for fulfilling certain of the services the Advisor is obligated to provide the Company under the Advisory Agreement. Specifically, the Sub-Advisor is responsible for implementing the Company’s investment strategy, including the day-to-day monitoring and management of the Company’s assets, identifying potential opportunities for investments and exercising investment discretion with respect to the origination, acquisition and disposition of the Company’s investments or arranging for any issuance of mortgage-backed securities from pools of mortgage loans or mortgage-backed securities owned by the Company or any of its subsidiaries consistent with its business objectives and policies and in connection with any borrowings proposed to be undertaken by the Company. The Sub-Advisor is also responsible for investigating, selecting and engaging such persons as the Sub-Advisor deems necessary to the proper performance of its obligations under the Sub-Advisory Agreement. The Advisor retains ultimate responsibility for the performance of all of the matters entrusted to it under the Advisory Agreement. Pursuant to the Sub-Advisory Agreement, the Company will pay the Sub-Advisor 50% of the management fees and total return incentive fees earned under the Advisory Agreement. The Sub-Advisor can instruct the Company to pay its portion of the management fees or the total return incentive fees to the Sub-Advisor or to one of its designated affiliates. The term of the Sub-Advisory Agreement will continue so long as the Advisor remains the Company’s advisor pursuant to the Advisory Agreement and it may automatically be extended concurrently with the Advisory Agreement and upon approval of the Board. The Sub-Advisory Agreement may be terminated immediately (i) at the option of the Sub-Advisor upon a Change of Control of the Company or termination of the Advisory Agreement; (ii) by the Advisor for “cause” on 60 days’ written notice; or (iii) by the Sub- Advisor for a material breach of the agreement which remains uncured after 15 days’ written notice, the bankruptcy of the Advisor, or upon 60 days’ written notice by the Sub-Advisor. In the event the Sub-Advisory Agreement is terminated, the Sub-Advisor will be paid all accrued and unpaid fees and expense reimbursements payable to the Sub-Advisor prior to termination of the Sub-Advisory Agreement.

Under the Sub-Advisory Agreement, the Company is required to reimburse the Sub-Advisor for expenses reasonably incurred by the Sub-Advisor at the request of or on behalf of the Company or the Advisor, to the same extent as such expenses would be reimbursable to the Advisor under the Advisory Agreement had such expenses been incurred by the Advisor.

The Administrative Services Agreement

The Company has entered into an administrative services agreement (the “Administrative Services Agreement”) with the Administrator. Under the terms of the Administrative Services Agreement, the Administrator performs or oversees on behalf of the Company the performance of various administrative services that the Company requires. The Administrator will be subject to review and oversight of the Board. Without limiting the generality of the foregoing, the Administrator will:

●	provide administrative services to the Company, including but not limited to all services provided for in the Approved Budget (as defined in the Administrative Services Agreement);

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provide the Company with office facilities and equipment, and provide clerical, bookkeeping, general ledger accounting, fund accounting and recordkeeping services, legal services, investor services and shall provide all such other services, except investment advisory services, as the Administrator, subject to review by the Board, shall from time to time determine to be necessary or useful to perform its obligations under the Administrative Services Agreement;

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on behalf of the Company, enter into agreements and/or conduct relations with custodians, depositories, transfer agents, subtransfer agent services, distribution disbursing agents, the dividend reinvestment plan administrator, stockholder servicing agents, accountants, auditors, tax consultants, advisers and experts, investment advisers, compliance officers, escrow agents, attorneys, underwriters, managing dealer, brokers and dealers, investor custody and share transaction clearing platforms, financial technology platforms and service providers, marketing, sales and advertising materials contractors, public relations firms, investor account services, investor communication agents, printers, insurers, banks, independent valuers, and such other persons in any such other capacity deemed to be necessary or desirable by the Administrator and the Company, including engagement of CNL Capital Markets, LLC, an affiliate of the Administrator, to provide investor and capital markets operational services on behalf of the Company;

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furnish advice and recommendations with respect to such other aspects of the Company’s business and affairs as the Administrator reasonably shall determine to be desirable; provided that nothing in the Administrative Services Agreement shall be construed to require the Administrator to, and the Administrator shall not pursuant to the Administrative Services Agreement, provide any advice or recommendation relating to the assets that the Company should acquire or dispose of or any other investment advisory services to the Company;

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assist the Company in the preparation of the financial and other records that the Company will maintain and the preparation, printing and dissemination of reports that the Company will furnish to stockholders, and, if any, reports and other materials filed with the SEC, and states and jurisdictions where any offering of the Shares is registered and there is a duty to file information with one or more states on an ongoing basis;

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assist the Company in maintaining the registration of the Shares under federal and state securities laws, as applicable, with respect to any offering and complying with all federal, state and local regulatory requirements applicable to the Company with respect to any offering and to the Company’s business activities (including the Sarbanes-Oxley Act), including with respect to any offering, preparing or causing to be prepared all supplements to any offering memorandum and financial statements and all reports and documents, if any, required under the Securities Act and the Exchange Act;

●	advise and assist the Company, if applicable, with respect to the Sarbanes-Oxley Act compliance for the Company and its subsidiaries;

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assist the Company in calculating and publishing its NAV, oversee and administer programs for investor relations and communications, the preparation and filing of its tax forms and any necessary regulatory filings, and generally oversee and monitor the payment of its expenses and ensure that costs and expenses are within any applicable limitations set forth in the charter;

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from time to time, or at any time reasonably requested by the Board, make reports to the Board regarding the Administrator’s performance of services to the Company under the terms of the Administrative Services Agreement;

●	manage stockholder and/or marketing communications and meetings; and

●	oversee the performance of sub-administrative and other professional services rendered to the Company by others.

For providing these services, facilities and personnel, the Company may pay third parties directly or reimburse the Administrator for the costs and expenses of third parties for services provided to the Company. The Administrator will not be reimbursed for administrative services performed by it for the Company’s benefit. The Administrator has a fiduciary responsibility to the Company pursuant to the Administrative Services Agreement.

The Administrative Services Agreement shall remain in effect for one year, and thereafter shall continue automatically for successive annual periods; provided that such continuance is specifically approved at least annually by the vote of a majority of the independent directors. The Administrative Services Agreement shall automatically terminate upon termination of the Advisory Agreement. The Administrative Services Agreement may be terminated without the payment of any penalty, by either party upon 60 days’ written notice. The decision to terminate or not renew the Administrative Services Agreement by the Company must be made by the Board. If the Administrative Services Agreement is terminated, the Company will pay the Administrator unpaid expense reimbursements, incurred prior to termination or non-renewal of the Administrative Services Agreement within 90 days after the effective date of such termination or non-renewal.

The Company will pay the Administrator an administrative services fee that shall be calculated at an annual rate of 0.25% per annum of the NAV for each share class. The administrative services fee is calculated and payable monthly in arrears and is calculated before giving effect to any accruals for the applicable management fees, distribution and stockholder servicing fees and/or total return incentive fees for such month. The Company has agreed to indemnify and hold harmless the Administrator, any sub-administrator and their affiliates from and against all damages, liabilities, costs and expenses incurred by such parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding arising out of the performance of their obligations under the Administrative Services Agreement, subject to certain limitations.

The Expense Support and Conditional Reimbursement Agreement

The Company has entered into the Expense Support and Conditional Reimbursement Agreement with the Advisor and the Sub- Advisor, pursuant to which each of the Advisor and the Sub-Advisor agrees to reduce the payment of management fees, total return incentive fees, certain other fees paid to affiliates of the Advisor and the Sub-Advisor, and the reimbursements of reimbursable expenses due to the Advisor and the Sub-Advisor under the Advisory Agreement and the Sub-Advisory Agreement, as applicable, to the extent that the Company’s annual regular cash distributions exceed the Company’s annual net operating income (with certain adjustments). The waiver of such fees and expenses that would otherwise be due to the Advisor and the Sub-Advisor reduces the Company’s related third-party expenses and allows the Company to use the income available to fund distributions from investment income or cash flow from operations from future periods.

The amount of such expense support is equal to the annual (calendar year) excess, if any, of (a) the distributions (as defined in the Expense Support and Conditional Reimbursement Agreement) declared and paid (net of the Company’s distribution reinvestment plan) to stockholders minus (b) the available operating funds (the “Expense Support Amount”). “Available operating funds” means net operating income, as determined under GAAP, including realized capital gains and realized capital losses, but excluding all Conditional Waiver Amounts, Expense Support Amounts, any non-cash income items or expenses and any distribution and stockholder servicing fees. The Expense Support Amount will be borne equally by the Advisor and the Sub-Advisor and will be calculated as of the last business day of the calendar year. The Expense Support Amount with respect to a period will in no event exceed the total of management fees and total return incentive fees and reimbursable expenses incurred for such period. Beginning on the date on which the Company commences operations and continuing until the Expense Support and Conditional Reimbursement Agreement is terminated, within 15 business days from the last business day of each full calendar month (and not any partial months) (each, an “Applicable Calendar Month”), the Company will deliver to the Advisor and the Sub-Advisor a notice specifying, on a per share class basis for each share class, the Conditional Waiver Amount (as defined below) for such Applicable Calendar Month.

Unless the Advisor or the Sub-Advisor, as applicable, within five business days from receipt of the notice, objects to the Conditional Waiver Amount included in such notice, the Advisor and the Sub-Advisor shall equally conditionally reduce the payment of fees and reimbursements of reimbursable expenses in an amount equal to the Conditional Waiver Amount; provided, however, that the Advisor and the Sub-Advisor shall not reduce management fees, total return incentive fees and reimbursements of reimbursable expenses to the extent that such reductions are estimated to cause the annualized (based on a 365-day year) aggregate amount of Conditional Waiver Amounts to exceed the Expense Support Amount for the calendar year in which the Applicable Calendar Month occurs. For purposes of the Expense Support and Conditional Reimbursement Agreement, the “Conditional Waiver Amount” means the aggregate estimated amount of per share class expense support required by the Company for the Applicable Calendar Month, but in no event will exceed the excess of (a) the sum of the distributions (as defined in the Expense Support and Conditional Reimbursement Agreement) declared and payable to stockholders of each share class over (b) the sum of the available operating funds attributable to each share class, in each case, for such Applicable Calendar Month. The initial term of the agreement is three years and automatically renews for successive one year terms, subject to the right of the Advisor and the Sub-Advisor, acting jointly, to terminate it upon written notice, except that once effective, the Advisor and the Sub-Advisor may not terminate their expense support obligations unless any party provides 120 days prior written notice to the other parties.

If, on the last business day of the calendar year, the annual (calendar year) year-to-date available operating funds exceeds the sum of the annual (calendar year) year-to-date distributions paid per share class (the “Excess Operating Funds”), the Company will pay to the Advisors an amount equal to the lesser of (a) such Excess Operating Funds and (b) the outstanding unreimbursed Expense Support Amounts, subject to certain conditions (the “Conditional Reimbursements”). The Company is obligated to make Conditional Reimbursements to the Advisor and the Sub-Advisor only when the Company has additional investment income or cash flow from operations after paying distributions, thus the Expense Support and Conditional Reimbursement Agreement serves as a mechanism for the Company to fund distributions with cash flow from operations from future periods. The Company’s obligation to make Conditional Reimbursements is subject to the following conditions and limitations: (a) the Company is required to make Conditional Reimbursements attributable to a particular share class only to the extent that such Conditional Reimbursements do not cause such share class’s other operating expenses (which means operating expenses the Company incurs excluding management fees, master servicing fees, total return incentive fees, administrative services fee, interest costs, financing fees and financing costs, any distribution and stockholder servicing fees, any organizational and offering expenses, Expense Support Amounts, investment related costs to diligence, invest, monitor or finance investments and brokerage commissions) (on an annualized basis (based on a 365-day year)), and net of any Conditional Waiver Amounts reduced by the Advisor and the Sub-Advisor for the Company’s benefit during the calendar year) to exceed 1.75% of the NAV attributable to such shares (on an annualized basis (based on a 365-day year)) after taking the Expense Support Amount attributable to such shares into account; (b) notwithstanding anything to the contrary in the Expense Support and Conditional Reimbursement Agreement, no Conditional Reimbursements shall be made if the per share class operating expense ratio (which is calculated by dividing the per share class operating expenses, less organizational and offering expenses, management and total return incentive fees owed to the Advisor and the Sub-Advisor, and interest expense, by the per share class net assets) at the time of such reimbursement payment is less than or equal to the per share class operating expense ratio at the time the Expense Support Amount was reduced by the Advisor and the Sub-Advisor, and to which such Conditional Reimbursement relates; (c) notwithstanding anything to the contrary in the Expense Support and Conditional Reimbursement Agreement, no Conditional Reimbursements of the Expense Support Amount allocable to a share class shall be made with respect to such share class if the effective distributions per share declared by the Company allocable to such share class at the time of such Conditional Reimbursements is less than the effective distributions per share allocable to such share class at the time the Expense Support Amount was made to which such Conditional Reimbursement relates; and (d) the Company’s obligation to make Conditional Reimbursements shall automatically terminate and be of no further effect three (3) years following the date which the Expense Support Amount was provided and to which such Conditional Reimbursement relates. Any such Conditional Reimbursements will be applied to the earlier Expense Support Amount provided by the Company, provided, however, that Conditional Reimbursements shall be applied first to unreimbursed Expense Support Amounts attributable to reimbursable expenses and next to unreimbursed Expense Support Amounts attributable to management fee and total return incentive fee. The Company will make such payments to the Advisor and the Sub-Advisor in cash (or, if sufficient cash is not available, other immediately available funds) as promptly as possible after the last business day of the calendar year, but in any event no later than 90 calendar days after the last day of such calendar year.

Affiliate Service Arrangements

The Company intends to engage in transactions with one or more businesses that are owned or controlled by Balbec, including the businesses described below. These businesses will, in certain circumstances, also enter into transactions with other counterparties of the Company. Balbec could benefit from these transactions and activities through current income and creation of enterprise value in these businesses. Furthermore, Balbec may from time to time encourage the Company’s third-party service providers to use other Balbec-affiliated service providers and vendors in connection with the Company’s business, and Balbec has an incentive to use third-party service providers who do so as a result of the indirect benefit to Balbec and additional business for the related service providers and vendors. No fees charged by these service providers and vendors will reduce or offset the management fee or total return incentive fee payable by the Company to the Advisor or the Sub-Advisor. Balbec, the Other Balbec Accounts and their affiliates and related parties will use the services of these Balbec affiliates, including at different rates. Although Balbec believes the services provided by its affiliates are equal or better than those of third parties, Balbec directly benefits from the engagement of these affiliates, and there is therefore an inherent conflict of interest.

Balbec-affiliated service providers and vendors, include, without limitation:

PRPA. PRPA is a subsidiary of Balbec. Under a master servicing agreement with PRPA, PRPA or its affiliate will receive the master servicing fee equal to an amount up to 0.25% per annum of gross asset value of the serviced assets, payable quarterly in arrears. PRPA provides services for the Company’s mortgage loans, MSRs and other assets, including (i) sourcing, performing due diligence and assisting in the acquisition of the Company’s assets, (ii) monitoring the performance of each unaffiliated mortgage servicer and maintaining appropriate records, (iii), as applicable, managing the loan modification, forbearance, foreclosure and other loss mitigation efforts, and (iv) the management and disposition of foreclosed properties and certain loan dispositions. In certain circumstances, PRPA may continue to receive certain fees after the Company has sold the relevant asset, either paid by the purchaser of such investment or paid at the investment level.

Southbridge. The Sub-Advisor may obtain certain legal and tax services from a law firm, Southbridge Law Group, P.C. (“Southbridge”), in connection with performing certain of its duties under the Sub-Advisory Agreement. Employees of Southbridge are also employed by affiliates of the Sub-Advisor. The Company will reimburse the Sub-Advisor for the costs and expenses it incurs in connection with the services it receives from Southbridge relating to the Company’s activities.

Bungalow. The Company will acquire the right to receive certain revenue streams relating to underlying mortgages within portfolios of residential MSRs through one or more related joint ventures (collectively, the “Bungalow JV”) with Bungalow Funding, LLC (together with its parent entity, Bungalow Residential, LLC, “Bungalow”), which is an affiliate of Balbec that is licensed and approved (including by Freddie Mac) to purchase and service MSRs. The Company will own all of the economic interests alongside Other Balbec Accounts in the Bungalow JV and Bungalow will be acting in a non-economic, controlling capacity. Certain other revenue streams relating to underlying mortgages with the MSR portfolio owned by Bungalow are expected to be purchased through contractual agreements by additional entities in which the Company will own all of the economic interests and Bungalow will be acting in a non-economic, controlling capacity (such entities, “Bungalow Holdcos”) that will receive the economics of the other revenue streams. The Company will have limited to no decision making authority with respect to the Bungalow Holdcos. Rather, the Company will rely on affiliates of the Sub-Advisor with respect to the management and decision making of the Bungalow Holdcos. Bungalow will engage third-party sub-servicers to handle loan servicing but will manage all other operations that it deems necessary or advisable to maintain its licenses and approvals.

In connection with the contractual agreements described above, the Company will fund cash to satisfy the purchase price of the MSRs. The Company and such Other Balbec Accounts will each also fund a portion of the amounts required to sit within Bungalow to satisfy regulatory capital requirements, and pay expenses including but not limited to tax, audit, legal and licensing fees. Bungalow will not charge any fees to the Company for servicing the Company’s and such Other Balbec Accounts’ assets. Expenses incurred by Bungalow and the Bungalow Holdcos (other than servicing fees) are not expected to be directly attributable to any particular underlying MSRs or cash streams, and therefore such expenses are expected to be pooled and subsequently apportioned among the Company and the Other Balbec Accounts in a manner as determined by Balbec to be fair and equitable in its sole, reasonable discretion.

Indemnification Agreements with Directors and Officers

The Company has entered into indemnification agreements with each of the directors and executive officers providing for the indemnification by the Company for certain liabilities and expenses incurred as a result of actions brought, or threatened to be brought, against the directors and executive officers in their capacities as such. Insofar as the foregoing provisions permit indemnification of directors, officers or persons controlling the Company for liability arising under the Securities Act, the Company has been informed that, in the opinion of the SEC and certain state securities regulators, this indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Initial Capitalization

The Company was capitalized through the purchase by the Advisor of 4,000 Class E shares for an aggregate purchase price of $100,000 and by Balbec Capital Holdings, L.P. of 4,000 Class E shares for an aggregate purchase price of $100,000 on March 26, 2025. On July 31, 2025, the Advisor acquired an additional 96,000 Class E shares for an aggregate purchase price of $2,400,000 and Balbec Capital Holdings, L.P. acquired an additional 96,000 Class E shares for an aggregate purchase price of $2,400,000. These shares were offered and sold in reliance upon the available exemptions from registration requirements of Section 4(a)(2) of the Securities Act. From time to time, such affiliates of CNL and Balbec may request that the Company repurchase their Class E shares in accordance with the Company’s share repurchase plan.

Competition for Management Time

Messrs. Bhavsar and Troisi, who serve as members of the Board, and Mr. Bhavsar and Ms. Tipton, who serve as certain of the executive officers, engage in the management of other business entities and investments and in other business activities, including activities associated with the Company’s affiliates. All of these individuals devote only as much of their time to the Company’s business as they, in their judgment, determine is reasonably required, which could be substantially less than their full time. The amount of time these individuals devote could be impacted by and commensurate with the level of the Company’s operating activity which will be impacted by the amount of funds raised from this offering and the subsequent acquisitions. These individuals may experience conflicts of interest in allocating management time, services, and functions among the Company and the various entities, investor programs (public or private) and any other business ventures in which any of them are or may become involved.

Managing Dealer

Under the Company’s private offering of shares of common stock (the “Private Offering”) exempt from the registration requirements pursuant to Rule 506(c) under Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), the Company shall pay to CNL Securities Corp. (the “Managing Dealer”), an affiliate of the Advisor, a selling commission of up to 6.00% and pay the Managing Dealer a fee of up to 2.50% of the sale price for each Class A share sold in this offering. The Company will pay a selling commission of up to 3.00% and pay the Managing Dealer a fee of up to 1.75% of the sale price for each Class T share sold in this offering. The Company will not pay a selling commission or a Managing Dealer fee with respect to Class E shares, Class FA shares or Class I shares. The Company pays the distribution and stockholder servicing fee to the Managing Dealer, subject to certain limits, on the Class T shares sold in this offering (excluding Class T shares sold through the distribution reinvestment plan and those received as share distributions) in an annual amount equal to 1.00% of the Company’s current NAV per share, as disclosed in the Company’s periodic or current reports, payable on a monthly basis. The Advisor also provides the Company with certain administrative services under the Administrative Services Agreement. The Company may pay third parties directly or reimburse the costs or expenses of third parties paid by the Administrator for providing the Company with certain administrative services.

Payments to Related Parties

No related party fees and expenses were incurred for the year ended December 31, 2025. No amounts due to related parties were recorded as of December 31, 2025.

Indemnification

The Advisory Agreement and the Sub-Advisory Agreement provide certain indemnification to the Advisor and Sub-Advisor, and their respective officers managers, partners, members, agents, employees, controlling persons, stockholders and any other person or entity affiliated with the Advisor or Sub-Advisor. The managing dealer agreement provides certain indemnification to the extent permitted by applicable federal and state law (including, but not limited to federal and state securities laws) to the Managing Dealer and each distribution participant, and their respective officers, directors, partners, employees, associated persons, agents and control persons. In addition, the charter provides certain indemnifications to its officers, directors, agents, and certain other persons. As of December 31, 2025, management believed that the risk of incurring of any losses for such indemnification was remote.

Delinquent Section 16(a)

Section 16(a) of the Exchange Act requires the Company’s officers and director, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors and greater than ten percent stockholders also are required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such statements furnished to the Company, and on written representations from the reporting persons, the Company believes that all Section 16(a) filing requirements applicable to the Company’s directors and officers were timely met during 2025, except that one Form 3 that was filed on behalf of Mr. Troisi on September 9, 2025, should have been filed by August 14, 2025, and one Form 3 that was filed on behalf of Mr. Boyd on September 16, 2025, should have been filed by August 14, 2025.

ADVISOR AND ADMINISTRATOR, SUB-ADVISOR, AND
MANAGING DEALER/PLACEMENT AGENT

Set forth below are the names and addresses of the Advisor and the Administrator, the Sub-Advisor, and the Managing Dealer/Placement Agent:

ADVISOR AND ADMINISTRATOR	SUB-ADVISOR	MANAGING DEALER/PLACEMENT AGENT

CNL Residential Credit Manager, LLC CNL Center at City Commons 450 South Orange Avenue Suite 1400 Orlando, Florida 32801	Balbec Capital Management, L.P. 7114 E. Stetson Drive Suite 250 Scottsdale, AZ 85251	CNL Securities Corp CNL Center at City Commons 450 South Orange Avenue Suite 1400 Orlando, Florida 32801

PROPOSALS

Overview of Proposals

This Proxy Statement contains two proposals requiring stockholder action:

●	Proposal No. 1 requests the election of five directors to serve on the Board.

●	Proposal No. 2 requests the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2026.

Each proposal is discussed in more detail below.

Proposal No. 1 – Election of Director

The Board has nominated five directors, Chirag J. Bhavsar, Peter J. Troisi, Mark D. Linsz, Scott T. Boyd, and Jack D. Howard, Jr., to be re-elected to serve as the Company’s directors until the 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified. Messrs. Chirag J. Bhavsar, Peter J. Troisi, Mark D. Linsz, Scott T. Boyd, and Jack D. Howard, Jr. have consented to serving as the nominees, being named in this Proxy Statement, and serving on the Board if elected. Messrs. Chirag J. Bhavsar, Peter J. Troisi, Mark D. Linsz, Scott T. Boyd, and Jack D. Howard, Jr. are not being proposed for election pursuant to any agreement or understanding between them and the Company.

Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed by stockholders on the proxy cards or, if no direction is given, “FOR” the election of the nominees, Messrs. Chirag J. Bhavsar, Peter J. Troisi, Mark D. Linsz, Scott T. Boyd, and Jack D. Howard, Jr. In the event that any of Messrs. Chirag J. Bhavsar, Peter J. Troisi, Mark D. Linsz, Scott T. Boyd, and Jack D. Howard, Jr. should become unable to serve because of an event not now anticipated or decline to serve as a director at the time of the Annual Meeting, the persons named as proxies will vote for such other nominees as may be proposed by the Board. The Board has no reason to believe that Messrs. Chirag J. Bhavsar, Peter J. Troisi, Mark D. Linsz, Scott T. Boyd, and Jack D. Howard, Jr. will be unable or unwilling to serve.

Vote Required

Approval of Proposal No. 1 requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting, provided that a quorum is present. The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting on any matter constitutes a quorum. Abstentions and broker non-votes, if any, will be counted for purposes of determining the presence of a quorum, but will not be treated as votes cast and will have no effect on the outcome of this proposal.

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”

THE ELECTION OF THE DIRECTORS

CHIRAG J. BHAVSAR, PETER J. TROISI, MARK D. LINSZ, SCOTT T. BOYD, AND JACK D. HOWARD, JR.

Proposal No. 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The Board and Audit Committee have re-appointed KPMG LLP, 620 S. Tryon Street, Suite 1000, Charlotte, NC 28202, as the Company’s independent registered public accounting firm and as auditors of the Company’s consolidated financial statements for 2026. KPMG LLP has served as the Company’s independent registered public accounting firm since 2025.

At the Annual Meeting, the stockholders are being asked to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2026. The Company is not required to have the stockholders ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm; however, the Company is doing so because it believes it is a matter of best corporate practices. In the event of a negative vote on such ratification, the Audit Committee will reconsider the appointment. However, the Board may nevertheless elect to retain KPMG LLP. Even if this appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year, if the Audit Committee determines that such a change would be in the best interests of the Company. Representatives of KPMG LLP are not expected to be present at the Annual Meeting, but will have the opportunity to make a statement if they desire to do so, and will be available to respond to questions.

Fees to Auditors

The following table shows the audit fees and non-audit related fees incurred or paid to KPMG LLP for professional services performed for the Company’s fiscal year ended December 31, 2025.

Fiscal Year/Period	Audit Fees (1)	Audit-Related Fees (2)	Tax Fees (3)	All Other Fees (4)
2025	$5,390	$55,000	$ –	$ –

FOOTNOTE:

(1)

“Audit Fees” consists of fees billed for professional services rendered for the audit of the Company’s year-end financial statements and quarterly reviews, and services that are normally provided by KPMG in connection with regulatory filings.

(2)

“Audit-Related Fees” are those fees billed to the Company relating to audit services provided by KPMG, including fees for services performed by KPMG that are closely related to the audit and in many cases could only be provided by the Company’s independent auditors, which are not reported under Audit Fees. Such services include assistance with and review of other documents filed with the SEC including documents related to the Company’s offering.

(3)

“Tax Fees” are those fees billed to the Company by KPMG for professional services rendered for tax compliance, tax advice and tax planning, including the review and preparation of federal, state and local tax returns and consultation regarding the Company’s qualification and taxation as a real estate investment trust. No Tax Fees were billed for the fiscal year ended December 31, 2025.

(4)

“All Other Fees” are those fees billed to the Company by KPMG for products and services other than those reported under Audit Fees, Audit-Related Fees and Tax Fees. No such fees were billed for the fiscal year ended December 31, 2025.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services Performed by the Independent Registered Public Accounting Firm

The Company maintains an auditor independence policy that, among other things, mandates that the Audit Committee review, negotiate and approve in advance the scope of work, any related engagement letter and the fees to be charged by the independent registered public accounting firm for audit services and permissible non-audit services for the Company, and for permissible non-audit services for the Company’s investment advisers and any affiliates thereof that provide services to the Company, if such non-audit services have a direct impact on the operations or financial reporting of the Company. All of the audit and non-audit services described above for which fees were incurred by the Company for the fiscal year ended December 31, 2025, were pre-approved by the Audit Committee in accordance with its pre-approval policy.

Audit Committee Report

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

As part of its oversight of the Company’s financial statements, the Audit Committee reviewed and discussed with both management and the Company’s independent registered public accounting firm the Company’s financial statements filed with the SEC for the fiscal year ended December 31, 2025. Management advised the Audit Committee that all financial statements were prepared in accordance with accounting principles generally accepted in the United States of America and reviewed significant accounting issues with the Audit Committee. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the standards of the Public Company Accounting Oversight Board (United States).

The Audit Committee has pre-approved, in accordance with its pre-approval policy, the permitted audit, audit-related, tax, and other services to be provided by KPMG LLP, the Company’s independent registered public accounting firm in order to assure that the provision of such service does not impair the firm’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval in accordance with its pre-approval policy, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee has delegated pre-approval authority to the Audit Committee Chair, Mark D. Linsz, who will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by KPMG LLP to management.

The Audit Committee received and reviewed the written disclosures from KPMG LLP required by the applicable Public Company Accounting Oversight Board rule regarding the independent registered public accounting firm’s communications with audit committees concerning independence and has discussed with KPMG LLP its independence. The Audit Committee has reviewed the audit fees paid by the Company to KPMG LLP. It has also reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting KPMG LLP from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the financial statements as of and for the year ended December 31, 2025 be included in the Annual Report for filing with the SEC. The Audit Committee also recommended the appointment of KPMG LLP to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026.

Audit Committee Members:
Mark D. Linsz, Chairman
Scott T. Boyd
Jack D. Howard, Jr.

Required Vote

Approval of Proposal No. 2 requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting, provided that a quorum is present. The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting on any matter constitutes a quorum. Abstentions will be counted for purposes of determining the presence of a quorum, but will not be treated as votes cast and will have no effect on the outcome of this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF

KPMG LLP AS THE INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM OF THE COMPANY FOR FISCAL YEAR 2026.

DEADLINES TO SUBMIT PROPOSALS FOR CONSIDERATION OR TO

NOMINATE DIRECTORS AT THE 2027 ANNUAL MEETING OF STOCKHOLDERS

Requirements for Stockholder Proposals to Be Considered for Inclusion in the Company’s Proxy Materials.

Proposals that a stockholder intends to present at the Company’s 2027 annual meeting of Stockholders (the “2027 Annual Meeting”) and wishes to be considered for inclusion in the Company’s proxy statement and form of proxy for the 2027 Annual Meeting must be received no later than the close of business (5:00 p.m., Eastern Time) on May 12, 2027. All proposals must comply with SEC Rule 14a-8 under the Exchange Act, which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals must be delivered to the Corporate Secretary of the Company by mail at the address provided below. As the rules of the SEC make clear, simply submitting a timely proposal does not guarantee that the proposal will be included in the Company’s proxy statement and form of proxy for the 2027 Annual Meeting.

Requirements for Other Stockholder Proposals to Be Brought Before the 2027 Annual Meeting of Stockholders and Director Nominations.

Pursuant to the provisions of the bylaws, notice of any proposal that a stockholder intends to present at the 2027 Annual Meeting, but does not intend to have included in the Company’s proxy statement and form of proxy for the 2027 Annual Meeting, as well as any director nominations, must be delivered to the Company’s Corporate Secretary by mail at the address provided below, must be received by the Corporate Secretary of the Company at the address provided below not earlier than the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of mailing of the Notice of Annual Meeting for the 2026 Annual Meeting of Stockholders. Accordingly, any notice given by a stockholder pursuant to these provisions of the charter must be received no earlier than April 12, 2027, and not later than 5:00 p.m., Eastern Time, on May 12, 2027. However, if the 2027 Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from the first anniversary of the date of the 2026 Annual Meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of the 2027 Annual Meeting and not later than 5:00 p.m., Eastern Time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. To be in proper form, the notice must be submitted by a stockholder of record and must include the information required by the bylaws with respect to each director nomination or proposal that the stockholder intends to present at the 2027 Annual Meeting. If you are a beneficial owner of Shares held by a broker or custodian, you should contact the organization that holds your Shares for information about how to register your Shares directly in your name as a stockholder of record.

In addition to satisfying the notice requirements under the charter, any stockholder who intends to solicit proxies in support of director nominees other than management’s nominees must comply with the additional requirements of Rule 14a-19(b) under the Exchange Act, including providing a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than management’s nominees at least 60 days before the anniversary of the prior year’s annual meeting. If the 2027 Annual Meeting is changed by more than 30 calendar days from the first anniversary of the 2026 Annual Meeting, stockholders must comply with the additional requirements of Rule 14a-19(b) under the Exchange Act no later than the later of 60 calendar days prior to the date of the 2026 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2027 Annual Meeting is first made.

Notices of intention to present proposals at the 2027 Annual Meeting and/or director nominations must be addressed to: CNL Strategic Residential Credit, Inc., CNL Center at City Commons, 450 South Orange Avenue, Suite 1400, Orlando, Florida, 32801, Attention: Bradley S. Yochum, Corporate Secretary. The Company will not consider any proposal or nomination that is not timely. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with or otherwise does not meet the bylaws or SEC requirements for submitting a proposal or nomination, or other applicable requirements, a stockholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel about the bylaws and SEC requirements.

Elimination of Duplicative Annual Meeting Materials

Some banks, brokers and other nominee record holders may be “householding” the Company’s proxy statements and annual reports. This means that only one copy of the Proxy Statement or annual report to stockholders may have been sent to multiple stockholders in one household. The Company will promptly deliver a separate copy of either document to stockholders who write or call the Company at the following address or telephone number: CNL Strategic Residential Credit, Inc., CNL Center at City Commons, 450 South Orange Avenue, Suite 1400, Orlando, Florida, 32801, Attention: Bradley S. Yochum, Corporate Secretary, telephone: (866) 650-0650. Stockholders wishing to receive separate copies of the Proxy Statement or annual report to stockholders in the future, or stockholders currently receiving multiple copies of the Proxy Statement or the annual report who would prefer that a single copy of each be delivered, should contact their bank, broker or other nominee record holder or Broadridge Investor Communications Solutions, Inc. at 51 Mercedes Way, Edgewood, NY 11717.

OTHER BUSINESS

The Board is not aware of any other matters that will be presented for action at the Annual Meeting other than those set forth herein. Should any other matters requiring a vote of Stockholders arise, proxies will be voted in the discretion of the persons named in the form of proxy.

PLEASE VOTE PROMPTLY BY SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE ACCOMPANYING POSTAGE PAID RETURN ENVELOPE OR BY FOLLOWING THE INSTRUCTIONS PRINTED ON THE PROXY CARD, WHICH PROVIDES INSTRUCTIONS FOR AUTHORIZING A PROXY BY TELEPHONE OR THROUGH THE INTERNET. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

CNL Strategic Residential Credit, Inc. CNL Center at City Commons, 450 South Orange Avenue, Suite 1400 Orlando, Florida 32801

AUTHORIZE A PROXY VIA THE
INTERNET – www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., Eastern Time, the day before the meeting date. Please have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

AUTHORIZE A PROXY BY
PHONE – 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m., Eastern Time, the day before the meeting date. Please have your proxy card in hand when you call and then follow the instructions.

AUTHORIZE A PROXY BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope the Company has provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your completed proxy must be received prior to 11:59 p.m., Eastern Time, the day before the meeting date.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CNL STRATEGIC RESIDENTIAL CREDIT, INC. (the “Company”)

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE
“FOR” THE FOLLOWING PROPOSALS:

1. The election of five directors to serve on the Company’s Board of Directors until the 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified. Nominees:	For	Against	Abstain
1a. Chirag J. Bhavsar	☐	☐	☐
1b. Peter J. Troisi	☐	☐	☐
1c. Mark D. Linsz	☐	☐	☐
1d. Scott T. Boyd	☐	☐	☐
1e. Jack D. Howard, Jr.	☐	☐	☐
2. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2026.	☐	☐	☐

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying notice of annual meeting and the proxy statement with respect thereto, and hereby revoke(s) any proxy or proxies heretofore given with respect to the meeting. This proxy may be revoked at any time before it is exercised.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Important: Please sign exactly as name appears hereon. Joint owners should each sign personally. Trustees and others signing in a representative or fiduciary capacity should indicate their full titles in such capacity.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY

MATERIALS FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

The Proxy Statement and the Annual Report to Stockholders are available at:

www.proxyvote.com

PROXY

CNL STRATEGIC RESIDENTIAL CREDIT, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned stockholder of CNL Strategic Residential Credit, Inc., a Maryland Corporation (the “Company”), hereby appoints Chirag J. Bhavsar and Tammy J. Tipton, and each of them, as proxies, with full power of substitution in each, to attend the annual meeting of Stockholders of the Company (the “Annual Meeting”) to be held on November 18, 2026 at 2:00 p.m., Eastern Time, at the principal offices of the Company located at CNL Center at City Commons, 450 South Orange Avenue, 14th Floor, Orlando, Florida, 32801, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the meeting. The proxy statement and the accompanying materials are being mailed to Stockholders of record on or about September 17, 2026, and are available at www.proxyvote.com. All properly executed proxies representing Shares received prior to 11:59 p.m., Eastern Time, the day before the Annual Meeting will be voted in accordance with the instructions marked thereon.

The votes entitled to be cast by the undersigned will be cast as directed. If this proxy is executed but no direction is given, the votes entitled to be cast by the undersigned will be cast “FOR” each of the proposals. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof. As of the date of the proxy statement, the Company’s board of directors knows of no other business to be presented at the Annual Meeting. Any stockholder who has given a proxy has the right to revoke it at any time prior to its being exercised. Stockholders who execute proxies may revoke them with respect to a proposal by attending the Annual Meeting and voting his or her shares in person or by submitting a letter of revocation or a later-dated proxy to Broadridge, 51 Mercedes Way, Edgewood, NY 11717 or via www.proxyvote.com prior to 11:59 p.m., Eastern Time, the day before the Annual Meeting.

Continued and to be signed on reverse side

CNL Strategic Residential Credit

Sub-advised by Balbec Capital

BE THE VOTE THAT COUNTS.

VOTE YOUR SHARES TODAY!

Dear Fellow Stockholder:

On behalf of the management team and board of directors of CNL Strategic Residential Credit, I encourage you to actively participate in our annual meeting by voting your shares today. Your participation is needed to re-elect the board members and ratify the company's independent registered accounting firm, as outlined in the enclosed proxy materials. Every vote counts.

If there are insufficient votes, it may be necessary to adjourn and reschedule, which would result in additional costs.

Your participation is critical. I appreciate your support.

Sincerely,

Chirag Bhavsar
CEO

THREE WAYS TO VOTE

ONLINE

WWW.PROXYVOTE.COM
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE

WITHOUT A PROXY CARD
Call 1-855-332-9498 Monday to Friday, 9:00 a.m. to 9:00 p.m. ET to speak with a proxy specialist.

WITH A PROXY CARD
Call 1-800-690-6903 with a touch-tone phone to vote using an automated system.

MAIL

VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.

Proxy Questions? 1-855-332-9498

P57325-LTR

CNL *Strategic Residential Credit*

Sub-advised by **Balbec Capital**

BE THE VOTE THAT COUNTS.
VOTE YOUR SHARES TODAY!

PS7325-EPB

CNL *Strategic Residential Credit*

Sub-advised by **Balbec Capital**

Your Vote is Important.
Please Vote Your Shares Today!

The annual stockholder meeting will be on November 18, 2026. Whether or not you plan to attend, your vote is very important. **You can vote your shares by internet, telephone or mail.**

Simply follow the below instructions, which are also on the enclosed form. For your convenience, we've highlighted where you can find your unique Control Number.

0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number.

0000 0000 0000 0000
NOTE: This is not an actual Control Number. Please refer to the voting instruction form for your unique Control Number.

THREE WAYS TO VOTE

ONLINE

WWW.PROXYVOTE.COM
Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form.

PHONE

WITHOUT A PROXY CARD
Call 1-855-332-9498 Monday to Friday, 9:00 a.m. to 9:00 p.m. ET to speak with a proxy specialist.

WITH A PROXY CARD
Call 1-800-690-6903 to vote using the automated system.

MAIL

VOTE PROCESSING
Mark, sign and date your ballot and return it in the postage-paid envelope provided.